UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06481
                                                     ---------

                       FRANKLIN MUNICIPAL SECURITIES TRUST
                       -----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end: 5/31
                         ----

Date of reporting period: 05/31/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.



MAY 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

                                    (GRAPHIC)

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                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

                          Not part of the annual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
Municipal Bond Market Overview ............................................    4
Franklin California High Yield Municipal Fund .............................    6
Franklin Tennessee Municipal Bond Fund ....................................   17
Financial Highlights and Statements of Investments ........................   25
Financial Statements ......................................................   47
Notes to Financial Statements .............................................   51
Report of Independent Registered Public Accounting Firm ...................   61
Tax Designation ...........................................................   62
Board Members and Officers ................................................   63
Shareholder Information ...................................................   68

Shareholder Letter

Dear Shareholder:

The 12-month period ended May 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility before and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 5.5% to 9.4% over the 12-month period.(1)

The freezing of credit and financial markets in the U.S. and the rest of the world was the dominant story. Despite various attempts by the Federal Reserve Board (Fed) and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we have not seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a troubled asset relief plan, or TARP, providing aid for financial

(1.) Source: Bureau of Labor Statistics.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. Largely in reaction to financial market upheaval, the 10-year U.S. Treasury yield experienced considerable volatility and declined from 4.06% to 3.47% over the period.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Fed's current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not regard inflation as an immediate threat. Rather, it was DEFLATION, or the threat of it, that began to concern an increasing number of economists. The Fed and the U.S. Treasury continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets. In March 2009, they announced measures intended to facilitate lending by banks and further ease credit markets. These included the Fed's decision to purchase $300 billion in Treasury bonds in the open markets and Treasury Secretary Geithner's proposal for a partnership between the government and private investors to purchase and manage "toxic assets" from U.S. banks.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital
(BC) Municipal Bond Index, lost value in the second half of 2008 but has rebounded so far in 2009. The index returned +3.57% for the 12-month review period.(2) Long-term municipal bonds, which generally make up a significant portion of our portfolios, had a -2.50% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                        2 | Not part of the annual report
and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin Municipal Securities Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

Please check our website at franklintempleton.com for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman


Franklin Municipal Securities Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

The year ended May 31, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended May 31, 2009, the Barclays Capital (BC) Municipal Bond Index had a +3.57% total return compared with the +7.53% return of the BC U.S. Treasury Index.(1) However, the year under review, in our opinion, could not be described as stable or low volatility for the municipal bond market.

The municipal bond market faced problems relating to credit rating downgrades for the four major municipal insurers, AMBAC, MBIA, FGIC and FSA. These companies had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although we believe historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA. Although investment-grade municipal bonds had a historical default rate of less than 1%, the downgrades shocked the market.(2) Forced selling by many hedge funds that had built up large municipal bond positions resulted in a significant supply/demand imbalance, and the value of insured bonds plummeted. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and helped cause some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across the globe and almost no market was spared. Market psychology turned bearish as the

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(2.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                4 | Annual Report
credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and contributed to steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

Conditions in 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Also helping the municipal bond market were large bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package. For example, the stimulus package allowed municipal issuers to issue bonds in the taxable bond market through the Build America Bond program. The program provided issuers with a federal government subsidy that lowered their net borrowing costs. As a result, many municipal issuers chose to issue taxable Build America Bonds instead of traditional tax-exempt bonds, decreasing the amount of new-issue supply and putting downward pressure on tax-exempt yields.

During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On May 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2009, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUNDS. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                Annual Report | 5

Franklin California High Yield Municipal Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities whose interest is exempt from regular federal and California income taxes, including higher yielding, lower rated securities that pay interest free from such taxes.(1) Its secondary goal is capital appreciation.

CREDIT QUALITY BREAKDOWN*

Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 5/31/09**

                                   (PIE CHART)

AAA ............................    5.2%
AA .............................    7.1%
A ..............................   18.6%
BBB ............................   13.6%
Below Investment Grade .........    4.9%
Not Rated by S&P ...............   50.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --        6.1%
AA or Aa                   0.7%        --
A                          0.7%       3.8%
BBB or Baa                 3.3%      13.1%
Below Investment Grade     0.4%      22.5%
                           ---       ----
Total                      5.1%      45.5%

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2009.

(1.) The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 29.


                                6 | Annual Report

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $9.70 on May 31, 2008, to $8.42 on May 31, 2009. The Fund's Class A shares paid dividends totaling 49.75 cents per share for the reporting period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.83%, based on an annualization of the current 4.27 cent per share monthly dividend and the maximum offering price of $8.79 on May 31, 2009. An investor in the 2009 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 9.89% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

During the year under review, California's economy continued to feel the effects of the ongoing recession that created a series of budgetary crises.

In September 2008, Governor Arnold Schwarzenegger signed the most overdue budget in the state's history. Passage of the fiscal year 2008-2009 state budget was 85 days late due to a partisan legislative standoff over how to close California's $15.2 billion deficit.(3) The final version of the state budget included $7.1 billion in spending cuts, $9.3 billion in additional revenue and $1.2 billion for reserves.(4) This budget, however, did not address the structural imbalance between revenue and spending.

In February 2009, after months of impending cash crisis and political paralysis, the governor signed the fiscal year 2009-2010 budget. This budget closed a projected $42 billion gap over fiscal years 2009 and 2010, and included $14.9 billion in spending cuts, $12.5 billion in new taxes and fees, $7.9 billion in federal stimulus funds and $5.4 billion in deficit borrowing.(5) This budget, however, contained items that required voter approval, and in May these items failed in a special election. The failure of Proposition 1C, a critical measure that would have authorized the state to issue $5 billion in deficit bonds, could increase the state's short-term borrowing to an unprecedented $20 billion or more.(6) In response to the ballot measure failures, the governor issued a budgetary revision that calls for program cuts, borrowing from local governments,

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Associated Press, "Schwarzenegger Signs California Budget 85 Days
     Late," 9/23/08.

(4.) Source: SAN FRANCISCO CHRONICLE, "Budget Approved Despite Governor's
     Threatened Veto," 9/16/08.

(5.) Source: Moody's Investors Service, "California Passes Budget, Ending Cash
     Crisis for Now," March 2009.

(6.) Source: Moody's Investors Service, "After the Vote-Update on California's
     Fiscal Situation," May 2009.


                                Annual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
June 2008        4.08 cents   3.66 cents   3.67 cents     4.16 cents
July 2008        4.08 cents   3.66 cents   3.67 cents     4.16 cents
August 2008      4.08 cents   3.66 cents   3.67 cents     4.16 cents
September 2008   4.12 cents   3.70 cents   3.70 cents     4.19 cents
October 2008     4.12 cents   3.70 cents   3.70 cents     4.19 cents
November 2008    4.12 cents   3.70 cents   3.70 cents     4.19 cents
December 2008    4.15 cents   3.77 cents   3.78 cents     4.21 cents
January 2009     4.15 cents   3.77 cents   3.78 cents     4.21 cents
February 2009    4.15 cents   3.77 cents   3.78 cents     4.21 cents
March 2009       4.25 cents   3.93 cents   3.92 cents     4.31 cents
April 2009       4.25 cents   3.93 cents   3.92 cents     4.31 cents
May 2009         4.25 cents   3.93 cents   3.92 cents     4.31 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

revenue acceleration and fee increases. This revision requires approval by the state legislature.

California's cash flows continued to underperform. In April, year-over-year revenues were down $6.3 billion or 39%, and the three top tax revenues were down 40.3%.(7) Tax revenue year-to-date is below February budget estimates by $2.1 billion or 3%.(7) Year-to-date sales taxes are $327 million or 1.8% below budget, income taxes are $653 million or 1.7% below budget, and corporate taxes are $788 million or 9.5% below estimates.(7)

In March, independent credit rating agency Moody's Investors Service downgraded the state's general obligation bond rating from A1 to A2.(8) The downgrade reflected the state's fiscal pressures and the likelihood for increased short-term borrowing. The challenging landscape is not new to California. The state has faced budget shortfalls in the past and has resolved those problems. At the state level, general obligation debt is backed by the

(7.) Source: California State Controller's Office, MAY 2009 SUMMARY ANALYSIS,
     "Statement of General Fund Cash Receipts and Disbursements," May 2009.

(8.) This does not indicate Moody's rating of the Fund.


                                8 | Annual Report
full faith and credit of the state, and interest payments are second in line after the allocation to public schools.

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund 5/31/09

                                                             % OF TOTAL
                                                        LONG-TERM INVESTMENTS*
                                                        ----------------------
Tax-Supported                                                    39.8%
Hospital & Health Care                                           13.2%
Prerefunded                                                      10.0%
Transportation                                                    8.5%
General Obligation                                                7.5%
Other Revenue                                                     6.9%
Higher Education                                                  6.1%
Utilities                                                         5.3%
Subject to Government Appropriations                              1.4%
Housing                                                           1.3%

*    Does not include short-term investments and other net assets.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a positive sloping municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy, as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

Performance Summary as of 5/31/09

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FCAMX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.28    $8.42     $9.70
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.4975

CLASS B (SYMBOL: FBCAX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.29    $8.46     $9.75
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.4516

CLASS C (SYMBOL: FCAHX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.29    $8.46     $9.75
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.4519

ADVISOR CLASS (SYMBOL: FVCAX)              CHANGE   5/31/09   5/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$1.29    $8.42     $9.71
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.5056


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                            -7.91%   +9.22%   +35.41%
Average Annual Total Return(2)                       -11.82%   +0.90%    +2.63%
Avg. Ann. Total Return (6/30/09)(3)                  -11.23%   +0.62%    +2.72%
   Distribution Rate(4)                       5.83%
   Taxable Equivalent Distribution Rate(5)    9.89%
   30-Day Standardized Yield(6)               5.64%
   Taxable Equivalent Yield(5)                9.57%
   Total Annual Operating Expenses(7)         0.62%

CLASS B                                              1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                              ------   ------   ------------------
Cumulative Total Return(1)                            -8.47%   +6.13%        +42.13%
Average Annual Total Return(2)                       -11.94%   +0.87%         +3.84%
Avg. Ann. Total Return (6/30/09)(3)                  -11.35%   +0.62%         +3.71%
   Distribution Rate(4)                       5.57%
   Taxable Equivalent Distribution Rate(5)    9.45%
   30-Day Standardized Yield(6)               5.35%
   Taxable Equivalent Yield(5)                9.07%
   Total Annual Operating Expenses(7)         1.17%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                            -8.47%   +6.34%   +28.20%
Average Annual Total Return(2)                        -9.34%   +1.24%    +2.52%
Avg. Ann. Total Return (6/30/09)(3)                   -8.75%   +0.94%    +2.60%
   Distribution Rate(4)                       5.56%
   Taxable Equivalent Distribution Rate(5)    9.43%
   30-Day Standardized Yield(6)               5.36%
   Taxable Equivalent Yield(5)                9.09%
   Total Annual Operating Expenses(7)         1.17%

ADVISOR CLASS(8)                                     1-YEAR   5-YEAR   10-YEAR
----------------                                     ------   ------   -------
Cumulative Total Return(1)                            -7.93%   +9.48%   +35.73%
Average Annual Total Return(2)                        -7.93%   +1.83%    +3.10%
Avg. Ann. Total Return (6/30/09)(3)                   -7.21%   +1.57%    +3.20%
   Distribution Rate(4)                       6.17%
   Taxable Equivalent Distribution Rate(5)   10.47%
   30-Day Standardized Yield(6)               5.98%
   Taxable Equivalent Yield(5)               10.14%
   Total Annual Operating Expenses(7)         0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     5/31/09
-------                     -------
1-Year                       -11.82%
5-Year                        +0.90%
10-Year                       +2.63%

                               (PERFORMANCE GRAPH)

CLASS A (6/1/99 - 5/31/09)

                FRANKLIN CALIFORNIA HIGH YIELD     BARCLAYS CAPITAL
     DATE           MUNICIPAL FUND - CLASS A     MUNICIPAL BOND INDEX     CPI
     ----       ------------------------------   --------------------   -------
     6/1/1999                $ 9,575                    $10,000         $10,000
    6/30/1999                $ 9,409                    $ 9,856         $10,000
    7/30/1999                $ 9,424                    $ 9,892         $10,030
    8/31/1999                $ 9,284                    $ 9,813         $10,054
    9/30/1999                $ 9,281                    $ 9,817         $10,102
   10/29/1999                $ 9,057                    $ 9,710         $10,120
   11/30/1999                $ 9,137                    $ 9,814         $10,126
   12/31/1999                $ 8,901                    $ 9,741         $10,126
    1/31/2000                $ 8,757                    $ 9,698         $10,156
    2/29/2000                $ 8,895                    $ 9,811         $10,217
    3/31/2000                $ 9,175                    $10,025         $10,301
    4/28/2000                $ 9,143                    $ 9,966         $10,307
    5/31/2000                $ 9,103                    $ 9,914         $10,319
    6/30/2000                $ 9,234                    $10,177         $10,373
    7/31/2000                $ 9,394                    $10,319         $10,397
    8/31/2000                $ 9,662                    $10,478         $10,397
    9/29/2000                $ 9,649                    $10,423         $10,451
   10/31/2000                $ 9,734                    $10,537         $10,469
   11/30/2000                $ 9,741                    $10,617         $10,475
   12/29/2000                $ 9,896                    $10,879         $10,469
    1/31/2001                $ 9,983                    $10,986         $10,535
    2/28/2001                $10,020                    $11,021         $10,578
    3/30/2001                $10,107                    $11,120         $10,602
    4/30/2001                $ 9,954                    $11,000         $10,644
    5/31/2001                $10,072                    $11,118         $10,692
    6/29/2001                $10,141                    $11,193         $10,710
    7/31/2001                $10,291                    $11,358         $10,680
    8/31/2001                $10,524                    $11,545         $10,680
    9/28/2001                $10,490                    $11,507         $10,728
   10/31/2001                $10,612                    $11,644         $10,692
   11/30/2001                $10,547                    $11,546         $10,674
   12/31/2001                $10,429                    $11,436         $10,632
    1/31/2002                $10,592                    $11,635         $10,656
    2/28/2002                $10,620                    $11,775         $10,698
    3/29/2002                $10,458                    $11,544         $10,758
    4/30/2002                $10,592                    $11,770         $10,818
    5/31/2002                $10,674                    $11,841         $10,818
    6/28/2002                $10,788                    $11,967         $10,824
    7/31/2002                $10,860                    $12,120         $10,836
    8/30/2002                $10,975                    $12,266         $10,872
    9/30/2002                $11,167                    $12,535         $10,890
   10/31/2002                $10,978                    $12,327         $10,909
   11/29/2002                $10,952                    $12,276         $10,909
   12/31/2002                $11,135                    $12,535         $10,884
    1/31/2003                $11,119                    $12,503         $10,933
    2/28/2003                $11,259                    $12,678         $11,017
    3/31/2003                $11,254                    $12,685         $11,083
    4/30/2003                $11,327                    $12,769         $11,059
    5/30/2003                $11,548                    $13,068         $11,041
    6/30/2003                $11,520                    $13,013         $11,053
    7/31/2003                $11,207                    $12,557         $11,065
    8/29/2003                $11,259                    $12,651         $11,107
    9/30/2003                $11,506                    $13,023         $11,143
   10/31/2003                $11,501                    $12,957         $11,131
   11/28/2003                $11,670                    $13,092         $11,101
   12/31/2003                $11,781                    $13,201         $11,089
    1/30/2004                $11,882                    $13,276         $11,143
    2/27/2004                $12,053                    $13,476         $11,203
    3/31/2004                $12,084                    $13,429         $11,276
    4/30/2004                $11,914                    $13,111         $11,312
    5/31/2004                $11,875                    $13,063         $11,378
    6/30/2004                $11,931                    $13,111         $11,414
    7/30/2004                $12,083                    $13,284         $11,396
    8/31/2004                $12,284                    $13,550         $11,402
    9/30/2004                $12,389                    $13,622         $11,426
   10/29/2004                $12,495                    $13,739         $11,486
   11/30/2004                $12,454                    $13,625         $11,492
   12/31/2004                $12,607                    $13,792         $11,450
    1/31/2005                $12,785                    $13,921         $11,474
    2/28/2005                $12,779                    $13,874         $11,540
    3/31/2005                $12,747                    $13,787         $11,631
    4/29/2005                $12,977                    $14,004         $11,709
    5/31/2005                $13,095                    $14,103         $11,697
    6/30/2005                $13,200                    $14,191         $11,703
    7/29/2005                $13,191                    $14,127         $11,757
    8/31/2005                $13,372                    $14,269         $11,817
    9/30/2005                $13,259                    $14,173         $11,961
   10/31/2005                $13,197                    $14,087         $11,986
   11/30/2005                $13,314                    $14,155         $11,889
   12/30/2005                $13,458                    $14,277         $11,841
    1/31/2006                $13,473                    $14,315         $11,931
    2/28/2006                $13,604                    $14,411         $11,955
    3/31/2006                $13,540                    $14,312         $12,022
    4/28/2006                $13,568                    $14,307         $12,124
    5/31/2006                $13,635                    $14,371         $12,184
    6/30/2006                $13,610                    $14,316         $12,208
    7/31/2006                $13,784                    $14,487         $12,244
    8/31/2006                $13,985                    $14,702         $12,268
    9/29/2006                $14,093                    $14,804         $12,208
   10/31/2006                $14,202                    $14,897         $12,142
   11/30/2006                $14,325                    $15,021         $12,124
   12/29/2006                $14,312                    $14,968         $12,142
    1/31/2007                $14,298                    $14,930         $12,179
    2/28/2007                $14,476                    $15,126         $12,244
    3/30/2007                $14,447                    $15,089         $12,356
    4/30/2007                $14,501                    $15,134         $12,436
    5/31/2007                $14,458                    $15,067         $12,512
    6/29/2007                $14,360                    $14,989         $12,536
    7/31/2007                $14,428                    $15,105         $12,533
    8/31/2007                $14,078                    $15,040         $12,510
    9/28/2007                $14,301                    $15,262         $12,545
   10/31/2007                $14,357                    $15,330         $12,571
   11/30/2007                $14,285                    $15,428         $12,646
   12/31/2007                $14,072                    $15,471         $12,638
    1/31/2008                $14,213                    $15,666         $12,700
    2/29/2008                $13,295                    $14,949         $12,737
    3/31/2008                $13,654                    $15,376         $12,848
    4/30/2008                $13,971                    $15,556         $12,926
    5/30/2008                $14,086                    $15,650         $13,034
    6/30/2008                $13,870                    $15,473         $13,166
    7/31/2008                $13,857                    $15,532         $13,235
    8/29/2008                $14,019                    $15,714         $13,182
    9/30/2008                $13,136                    $14,977         $13,164
   10/31/2008                $12,297                    $14,824         $13,031
   11/28/2008                $12,060                    $14,871         $12,781
   12/31/2008                $11,256                    $15,088         $12,649
    1/30/2009                $11,784                    $15,640         $12,704
    2/27/2009                $12,118                    $15,722         $12,767
    3/31/2009                $12,137                    $15,725         $12,798
    4/30/2009                $12,492                    $16,039         $12,830
    5/31/2009                $12,966                    $16,209         $12,867
Total Returns                  29.66%                     62.09%          28.67%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     5/31/09
-------                     -------
1-Year                       -11.94%
5-Year                        +0.87%
Since Inception (2/1/00)      +3.84%

                               (PERFORMANCE GRAPH)


Class B (2/1/00 - 5/31/09)

                FRANKLIN CALIFORNIA HIGH YIELD     BARCLAYS CAPITAL
     DATE           MUNICIPAL FUND - CLASS B     MUNICIPAL BOND INDEX     CPI
     ----       ------------------------------   --------------------   -------
     2/1/2000                $10,000                    $10,000         $10,000
    2/29/2000                $10,148                    $10,116         $10,059
    3/31/2000                $10,463                    $10,337         $10,142
    4/30/2000                $10,434                    $10,276         $10,148
    5/31/2000                $10,393                    $10,223         $10,160
    6/30/2000                $10,537                    $10,494         $10,213
    7/31/2000                $10,715                    $10,640         $10,237
    8/31/2000                $11,026                    $10,804         $10,237
    9/30/2000                $11,006                    $10,748         $10,290
   10/31/2000                $11,098                    $10,865         $10,308
   11/30/2000                $11,100                    $10,947         $10,314
   12/31/2000                $11,271                    $11,217         $10,308
    1/31/2001                $11,364                    $11,328         $10,373
    2/28/2001                $11,412                    $11,364         $10,415
    3/31/2001                $11,495                    $11,466         $10,438
    4/30/2001                $11,315                    $11,342         $10,480
    5/31/2001                $11,444                    $11,464         $10,527
    6/30/2001                $11,528                    $11,541         $10,545
    7/31/2001                $11,681                    $11,712         $10,515
    8/31/2001                $11,951                    $11,905         $10,515
    9/30/2001                $11,908                    $11,865         $10,563
   10/31/2001                $12,039                    $12,006         $10,527
   11/30/2001                $11,961                    $11,905         $10,509
   12/31/2001                $11,821                    $11,792         $10,468
    1/31/2002                $12,000                    $11,997         $10,492
    2/28/2002                $12,026                    $12,141         $10,533
    3/31/2002                $11,837                    $11,903         $10,592
    4/30/2002                $11,983                    $12,136         $10,652
    5/31/2002                $12,081                    $12,210         $10,652
    6/30/2002                $12,192                    $12,339         $10,658
    7/31/2002                $12,268                    $12,498         $10,669
    8/31/2002                $12,392                    $12,648         $10,705
    9/30/2002                $12,614                    $12,925         $10,723
   10/31/2002                $12,384                    $12,711         $10,741
   11/30/2002                $12,361                    $12,658         $10,741
   12/31/2002                $12,549                    $12,925         $10,717
    1/31/2003                $12,538                    $12,892         $10,764
    2/28/2003                $12,676                    $13,072         $10,847
    3/31/2003                $12,664                    $13,080         $10,912
    4/30/2003                $12,754                    $13,167         $10,889
    5/31/2003                $12,994                    $13,475         $10,871
    6/30/2003                $12,957                    $13,418         $10,883
    7/31/2003                $12,589                    $12,948         $10,895
    8/31/2003                $12,654                    $13,045         $10,936
    9/30/2003                $12,924                    $13,428         $10,972
   10/31/2003                $12,913                    $13,360         $10,960
   11/30/2003                $13,095                    $13,500         $10,930
   12/31/2003                $13,214                    $13,611         $10,918
    1/31/2004                $13,307                    $13,689         $10,972
    2/29/2004                $13,506                    $13,895         $11,031
    3/31/2004                $13,521                    $13,847         $11,102
    4/30/2004                $13,338                    $13,519         $11,137
    5/31/2004                $13,288                    $13,470         $11,203
    6/30/2004                $13,345                    $13,519         $11,238
    7/31/2004                $13,508                    $13,697         $11,220
    8/31/2004                $13,725                    $13,971         $11,226
    9/30/2004                $13,836                    $14,046         $11,250
   10/31/2004                $13,947                    $14,166         $11,309
   11/30/2004                $13,895                    $14,049         $11,315
   12/31/2004                $14,059                    $14,221         $11,274
    1/31/2005                $14,251                    $14,354         $11,297
    2/28/2005                $14,237                    $14,306         $11,363
    3/31/2005                $14,194                    $14,216         $11,451
    4/30/2005                $14,456                    $14,440         $11,528
    5/31/2005                $14,564                    $14,542         $11,517
    6/30/2005                $14,674                    $14,632         $11,523
    7/31/2005                $14,657                    $14,566         $11,576
    8/31/2005                $14,851                    $14,713         $11,635
    9/30/2005                $14,734                    $14,614         $11,777
   10/31/2005                $14,645                    $14,526         $11,801
   11/30/2005                $14,767                    $14,595         $11,706
   12/31/2005                $14,919                    $14,721         $11,659
    1/31/2006                $14,943                    $14,761         $11,748
    2/28/2006                $15,067                    $14,860         $11,771
    3/31/2006                $14,989                    $14,757         $11,836
    4/30/2006                $15,013                    $14,752         $11,937
    5/31/2006                $15,080                    $14,818         $11,996
    6/30/2006                $15,060                    $14,762         $12,020
    7/31/2006                $15,230                    $14,938         $12,056
    8/31/2006                $15,444                    $15,159         $12,079
    9/30/2006                $15,571                    $15,265         $12,020
   10/31/2006                $15,669                    $15,361         $11,955
   11/30/2006                $15,797                    $15,489         $11,937
   12/31/2006                $15,775                    $15,434         $11,955
    1/31/2007                $15,753                    $15,394         $11,991
    2/28/2007                $15,957                    $15,597         $12,056
    3/31/2007                $15,902                    $15,559         $12,165
    4/30/2007                $15,969                    $15,605         $12,244
    5/31/2007                $15,899                    $15,536         $12,319
    6/30/2007                $15,785                    $15,455         $12,343
    7/31/2007                $15,867                    $15,575         $12,340
    8/31/2007                $15,462                    $15,508         $12,317
    9/30/2007                $15,715                    $15,737         $12,351
   10/31/2007                $15,752                    $15,807         $12,378
   11/30/2007                $15,667                    $15,908         $12,451
   12/31/2007                $15,427                    $15,952         $12,443
    1/31/2008                $15,574                    $16,153         $12,505
    2/29/2008                $14,568                    $15,414         $12,541
    3/31/2008                $14,961                    $15,854         $12,650
    4/30/2008                $15,311                    $16,040         $12,726
    5/30/2008                $15,438                    $16,137         $12,834
    6/30/2008                $15,199                    $15,955         $12,963
    7/31/2008                $15,188                    $16,015         $13,031
    8/29/2008                $15,363                    $16,203         $12,979
    9/30/2008                $14,398                    $15,443         $12,961
   10/31/2008                $13,481                    $15,285         $12,830
   11/28/2008                $13,216                    $15,334         $12,584
   12/31/2008                $12,339                    $15,558         $12,454
    1/30/2009                $12,916                    $16,127         $12,508
    2/27/2009                $13,275                    $16,212         $12,571
    3/31/2009                $13,309                    $16,215         $12,601
    4/30/2009                $13,695                    $16,539         $12,633
    5/31/2009                $14,213                    $16,714         $12,669
Total Returns                  42.13%                     67.14%          26.69%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     5/31/09
-------                     -------
1-Year                        -9.34%
5-Year                        +1.24%
10-Year                       +2.52%

                               (PERFORMANCE GRAPH)

CLASS C (6/1/99 - 5/31/09)

                FRANKLIN CALIFORNIA HIGH YIELD     BARCLAYS CAPITAL
     DATE           MUNICIPAL FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
     ----       ------------------------------   --------------------   -------
     6/1/1999                $10,000                    $10,000         $10,000
    6/30/1999                $ 9,822                    $ 9,856         $10,000
    7/30/1999                $ 9,832                    $ 9,892         $10,030
    8/31/1999                $ 9,682                    $ 9,813         $10,054
    9/30/1999                $ 9,674                    $ 9,817         $10,102
   10/29/1999                $ 9,427                    $ 9,710         $10,120
   11/30/1999                $ 9,516                    $ 9,814         $10,126
   12/31/1999                $ 9,267                    $ 9,741         $10,126
    1/31/2000                $ 9,114                    $ 9,698         $10,156
    2/29/2000                $ 9,243                    $ 9,811         $10,217
    3/31/2000                $ 9,529                    $10,025         $10,301
    4/28/2000                $ 9,492                    $ 9,966         $10,307
    5/31/2000                $ 9,456                    $ 9,914         $10,319
    6/30/2000                $ 9,587                    $10,177         $10,373
    7/31/2000                $ 9,749                    $10,319         $10,397
    8/31/2000                $10,022                    $10,478         $10,397
    9/29/2000                $10,004                    $10,423         $10,451
   10/31/2000                $10,077                    $10,537         $10,469
   11/30/2000                $10,079                    $10,617         $10,475
   12/29/2000                $10,235                    $10,879         $10,469
    1/31/2001                $10,329                    $10,986         $10,535
    2/28/2001                $10,363                    $11,021         $10,578
    3/30/2001                $10,448                    $11,120         $10,602
    4/30/2001                $10,286                    $11,000         $10,644
    5/31/2001                $10,403                    $11,118         $10,692
    6/29/2001                $10,469                    $11,193         $10,710
    7/31/2001                $10,619                    $11,358         $10,680
    8/31/2001                $10,853                    $11,545         $10,680
    9/28/2001                $10,814                    $11,507         $10,728
   10/31/2001                $10,934                    $11,644         $10,692
   11/30/2001                $10,862                    $11,546         $10,674
   12/31/2001                $10,736                    $11,436         $10,632
    1/31/2002                $10,898                    $11,635         $10,656
    2/28/2002                $10,933                    $11,775         $10,698
    3/29/2002                $10,751                    $11,544         $10,758
    4/30/2002                $10,883                    $11,770         $10,818
    5/31/2002                $10,973                    $11,841         $10,818
    6/28/2002                $11,074                    $11,967         $10,824
    7/31/2002                $11,143                    $12,120         $10,836
    8/30/2002                $11,256                    $12,266         $10,872
    9/30/2002                $11,458                    $12,535         $10,890
   10/31/2002                $11,248                    $12,327         $10,909
   11/29/2002                $11,228                    $12,276         $10,909
   12/31/2002                $11,398                    $12,535         $10,884
    1/31/2003                $11,388                    $12,503         $10,933
    2/28/2003                $11,514                    $12,678         $11,017
    3/31/2003                $11,503                    $12,685         $11,083
    4/30/2003                $11,584                    $12,769         $11,059
    5/30/2003                $11,792                    $13,068         $11,041
    6/30/2003                $11,770                    $13,013         $11,053
    7/31/2003                $11,435                    $12,557         $11,065
    8/29/2003                $11,482                    $12,651         $11,107
    9/30/2003                $11,728                    $13,023         $11,143
   10/31/2003                $11,730                    $12,957         $11,131
   11/28/2003                $11,895                    $13,092         $11,101
   12/31/2003                $12,003                    $13,201         $11,089
    1/30/2004                $12,088                    $13,276         $11,143
    2/27/2004                $12,256                    $13,476         $11,203
    3/31/2004                $12,282                    $13,429         $11,276
    4/30/2004                $12,116                    $13,111         $11,312
    5/31/2004                $12,058                    $13,063         $11,378
    6/30/2004                $12,121                    $13,111         $11,414
    7/30/2004                $12,257                    $13,284         $11,396
    8/31/2004                $12,467                    $13,550         $11,402
    9/30/2004                $12,568                    $13,622         $11,426
   10/29/2004                $12,669                    $13,739         $11,486
   11/30/2004                $12,610                    $13,625         $11,492
   12/31/2004                $12,771                    $13,792         $11,450
    1/31/2005                $12,945                    $13,921         $11,474
    2/28/2005                $12,933                    $13,874         $11,540
    3/31/2005                $12,893                    $13,787         $11,631
    4/29/2005                $13,119                    $14,004         $11,709
    5/31/2005                $13,230                    $14,103         $11,697
    6/30/2005                $13,329                    $14,191         $11,703
    7/29/2005                $13,314                    $14,127         $11,757
    8/31/2005                $13,491                    $14,269         $11,817
    9/30/2005                $13,384                    $14,173         $11,961
   10/31/2005                $13,302                    $14,087         $11,986
   11/30/2005                $13,414                    $14,155         $11,889
   12/30/2005                $13,552                    $14,277         $11,841
    1/31/2006                $13,573                    $14,315         $11,931
    2/28/2006                $13,686                    $14,411         $11,955
    3/31/2006                $13,615                    $14,312         $12,022
    4/28/2006                $13,637                    $14,307         $12,124
    5/31/2006                $13,698                    $14,371         $12,184
    6/30/2006                $13,680                    $14,316         $12,208
    7/31/2006                $13,834                    $14,487         $12,244
    8/31/2006                $14,029                    $14,702         $12,268
    9/29/2006                $14,144                    $14,804         $12,208
   10/31/2006                $14,233                    $14,897         $12,142
   11/30/2006                $14,363                    $15,021         $12,124
   12/29/2006                $14,329                    $14,968         $12,142
    1/31/2007                $14,309                    $14,930         $12,179
    2/28/2007                $14,494                    $15,126         $12,244
    3/30/2007                $14,445                    $15,089         $12,356
    4/30/2007                $14,505                    $15,134         $12,436
    5/31/2007                $14,442                    $15,067         $12,512
    6/29/2007                $14,337                    $14,989         $12,536
    7/31/2007                $14,412                    $15,105         $12,533
    8/31/2007                $14,058                    $15,040         $12,510
    9/28/2007                $14,273                    $15,262         $12,545
   10/31/2007                $14,308                    $15,330         $12,571
   11/30/2007                $14,244                    $15,428         $12,646
   12/31/2007                $14,012                    $15,471         $12,638
    1/31/2008                $14,145                    $15,666         $12,700
    2/29/2008                $13,229                    $14,949         $12,737
    3/31/2008                $13,593                    $15,376         $12,848
    4/30/2008                $13,886                    $15,556         $12,926
    5/30/2008                $14,008                    $15,650         $13,034
    6/30/2008                $13,788                    $15,473         $13,166
    7/31/2008                $13,754                    $15,532         $13,235
    8/29/2008                $13,923                    $15,714         $13,182
    9/30/2008                $13,031                    $14,977         $13,164
   10/31/2008                $12,181                    $14,824         $13,031
   11/28/2008                $11,956                    $14,871         $12,781
   12/31/2008                $11,143                    $15,088         $12,649
    1/30/2009                $11,673                    $15,640         $12,704
    2/27/2009                $11,996                    $15,722         $12,767
    3/31/2009                $12,010                    $15,725         $12,798
    4/30/2009                $12,354                    $16,039         $12,830
    5/31/2009                $12,820                    $16,209         $12,867
Total Returns                  28.20%                     62.09%          28.67%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)            5/31/09
----------------            -------
1-Year                        -7.93%
5-Year                        +1.83%
10-Year                       +3.10%

                               (PERFORMANCE GRAPH)

ADVISOR CLASS (6/1/99 - 5/31/09)(8)

                FRANKLIN CALIFORNIA HIGH YIELD     BARCLAYS CAPITAL
     DATE       MUNICIPAL FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
     ----       ------------------------------   --------------------   -------
     6/1/1999                $10,000                    $10,000         $10,000
    6/30/1999                $ 9,827                    $ 9,856         $10,000
    7/30/1999                $ 9,842                    $ 9,892         $10,030
    8/31/1999                $ 9,696                    $ 9,813         $10,054
    9/30/1999                $ 9,692                    $ 9,817         $10,102
   10/29/1999                $ 9,458                    $ 9,710         $10,120
   11/30/1999                $ 9,542                    $ 9,814         $10,126
   12/31/1999                $ 9,295                    $ 9,741         $10,126
    1/31/2000                $ 9,145                    $ 9,698         $10,156
    2/29/2000                $ 9,289                    $ 9,811         $10,217
    3/31/2000                $ 9,582                    $10,025         $10,301
    4/28/2000                $ 9,549                    $ 9,966         $10,307
    5/31/2000                $ 9,506                    $ 9,914         $10,319
    6/30/2000                $ 9,643                    $10,177         $10,373
    7/31/2000                $ 9,811                    $10,319         $10,397
    8/31/2000                $10,091                    $10,478         $10,397
    9/29/2000                $10,077                    $10,423         $10,451
   10/31/2000                $10,166                    $10,537         $10,469
   11/30/2000                $10,173                    $10,617         $10,475
   12/29/2000                $10,335                    $10,879         $10,469
    1/31/2001                $10,425                    $10,986         $10,535
    2/28/2001                $10,464                    $11,021         $10,578
    3/30/2001                $10,555                    $11,120         $10,602
    4/30/2001                $10,395                    $11,000         $10,644
    5/31/2001                $10,519                    $11,118         $10,692
    6/29/2001                $10,590                    $11,193         $10,710
    7/31/2001                $10,747                    $11,358         $10,680
    8/31/2001                $10,990                    $11,545         $10,680
    9/28/2001                $10,956                    $11,507         $10,728
   10/31/2001                $11,082                    $11,644         $10,692
   11/30/2001                $11,014                    $11,546         $10,674
   12/31/2001                $10,891                    $11,436         $10,632
    1/31/2002                $11,062                    $11,635         $10,656
    2/28/2002                $11,091                    $11,775         $10,698
    3/29/2002                $10,922                    $11,544         $10,758
    4/30/2002                $11,062                    $11,770         $10,818
    5/31/2002                $11,148                    $11,841         $10,818
    6/28/2002                $11,267                    $11,967         $10,824
    7/31/2002                $11,341                    $12,120         $10,836
    8/30/2002                $11,462                    $12,266         $10,872
    9/30/2002                $11,662                    $12,535         $10,890
   10/31/2002                $11,465                    $12,327         $10,909
   11/29/2002                $11,437                    $12,276         $10,909
   12/31/2002                $11,629                    $12,535         $10,884
    1/31/2003                $11,612                    $12,503         $10,933
    2/28/2003                $11,758                    $12,678         $11,017
    3/31/2003                $11,753                    $12,685         $11,083
    4/30/2003                $11,830                    $12,769         $11,059
    5/30/2003                $12,060                    $13,068         $11,041
    6/30/2003                $12,031                    $13,013         $11,053
    7/31/2003                $11,704                    $12,557         $11,065
    8/29/2003                $11,758                    $12,651         $11,107
    9/30/2003                $12,017                    $13,023         $11,143
   10/31/2003                $12,011                    $12,957         $11,131
   11/28/2003                $12,187                    $13,092         $11,101
   12/31/2003                $12,304                    $13,201         $11,089
    1/30/2004                $12,408                    $13,276         $11,143
    2/27/2004                $12,587                    $13,476         $11,203
    3/31/2004                $12,620                    $13,429         $11,276
    4/30/2004                $12,442                    $13,111         $11,312
    5/31/2004                $12,402                    $13,063         $11,378
    6/30/2004                $12,460                    $13,111         $11,414
    7/30/2004                $12,619                    $13,284         $11,396
    8/31/2004                $12,829                    $13,550         $11,402
    9/30/2004                $12,938                    $13,622         $11,426
   10/29/2004                $13,049                    $13,739         $11,486
   11/30/2004                $13,006                    $13,625         $11,492
   12/31/2004                $13,166                    $13,792         $11,450
    1/31/2005                $13,352                    $13,921         $11,474
    2/28/2005                $13,345                    $13,874         $11,540
    3/31/2005                $13,313                    $13,787         $11,631
    4/29/2005                $13,553                    $14,004         $11,709
    5/31/2005                $13,676                    $14,103         $11,697
    6/30/2005                $13,785                    $14,191         $11,703
    7/29/2005                $13,775                    $14,127         $11,757
    8/31/2005                $13,965                    $14,269         $11,817
    9/30/2005                $13,847                    $14,173         $11,961
   10/31/2005                $13,782                    $14,087         $11,986
   11/30/2005                $13,905                    $14,155         $11,889
   12/30/2005                $14,055                    $14,277         $11,841
    1/31/2006                $14,070                    $14,315         $11,931
    2/28/2006                $14,207                    $14,411         $11,955
    3/31/2006                $14,141                    $14,312         $12,022
    4/28/2006                $14,170                    $14,307         $12,124
    5/31/2006                $14,240                    $14,371         $12,184
    6/30/2006                $14,213                    $14,316         $12,208
    7/31/2006                $14,395                    $14,487         $12,244
    8/31/2006                $14,605                    $14,702         $12,268
    9/29/2006                $14,718                    $14,804         $12,208
   10/31/2006                $14,846                    $14,897         $12,142
   11/30/2006                $14,960                    $15,021         $12,124
   12/29/2006                $14,933                    $14,968         $12,142
    1/31/2007                $14,920                    $14,930         $12,179
    2/28/2007                $15,122                    $15,126         $12,244
    3/30/2007                $15,092                    $15,089         $12,356
    4/30/2007                $15,164                    $15,134         $12,436
    5/31/2007                $15,120                    $15,067         $12,512
    6/29/2007                $15,004                    $14,989         $12,536
    7/31/2007                $15,091                    $15,105         $12,533
    8/31/2007                $14,727                    $15,040         $12,510
    9/28/2007                $14,962                    $15,262         $12,545
   10/31/2007                $15,020                    $15,330         $12,571
   11/30/2007                $14,947                    $15,428         $12,646
   12/31/2007                $14,710                    $15,471         $12,638
    1/31/2008                $14,858                    $15,666         $12,700
    2/29/2008                $13,915                    $14,949         $12,737
    3/31/2008                $14,292                    $15,376         $12,848
    4/30/2008                $14,625                    $15,556         $12,926
    5/30/2008                $14,747                    $15,650         $13,034
    6/30/2008                $14,522                    $15,473         $13,166
    7/31/2008                $14,509                    $15,532         $13,235
    8/29/2008                $14,680                    $15,714         $13,182
    9/30/2008                $13,742                    $14,977         $13,164
   10/31/2008                $12,866                    $14,824         $13,031
   11/28/2008                $12,618                    $14,871         $12,781
   12/31/2008                $11,778                    $15,088         $12,649
    1/30/2009                $12,348                    $15,640         $12,704
    2/27/2009                $12,698                    $15,722         $12,767
    3/31/2009                $12,719                    $15,725         $12,798
    4/30/2009                $13,075                    $16,039         $12,830
    5/31/2009                $13,573                    $16,209         $12,867
Total Returns                  35.73%                     62.09%          28.67%


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/14/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -8.63% and -3.49%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity, and rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 12/1/08      VALUE 5/31/09   PERIOD* 12/1/08-5/31/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $1,075.50               $3.31
Hypothetical (5% return before expenses)         $1,000           $1,021.74               $3.23
CLASS B
Actual                                           $1,000           $1,072.30               $6.10
Hypothetical (5% return before expenses)         $1,000           $1,019.05               $5.94
CLASS C
Actual                                           $1,000           $1,072.30               $6.10
Hypothetical (5% return before expenses)         $1,000           $1,019.05               $5.94
ADVISOR CLASS
Actual                                           $1,000           $1,076.00               $2.79
Hypothetical (5% return before expenses)         $1,000           $1,022.24               $2.72

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.18%; C: 1.18%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Tennessee Municipal Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in investment-grade municipal securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/09**

                                   (PIE CHART)

AAA                                 14.2%
AA                                  41.6%
A                                    9.8%
BBB                                  4.6%
Not Rated by S&P                    29.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                           MOODY'S   INTERNAL
-------                           -------   --------
AAA or Aaa                           3.2%      1.8%
AA or Aa                            14.3%       --
A                                    8.9%      0.3%
BBB or Baa                           0.5%      0.8%
                                    ----       ---
Total                               26.9%      2.9%

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.04 on May 31, 2008, to $10.99 on May 31, 2009. The Fund's Class A

(1.) The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                               Annual Report | 17
shares paid dividends totaling 45.51 cents per share for the reporting period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.97%. An investor in the 2009 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 6.50% from a taxable investment to match the Fund's Class A tax-free distribution rate.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee Municipal Bond Fund
Class A

MONTH            DIVIDEND PER SHARE
-----            ------------------
June 2008             3.80 cents
July 2008             3.80 cents
August 2008           3.80 cents
September 2008        3.80 cents
October 2008          3.80 cents
November 2008         3.80 cents
December 2008         3.80 cents
January 2009          3.80 cents
February 2009         3.80 cents
March 2009            3.80 cents
April 2009            3.80 cents
May 2009              3.80 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

STATE UPDATE

Similar to the nation's as a whole, Tennessee's economy struggled to maintain momentum as the recession intensified during the year under review. Although the state's employment slowdown tracked national trends and affected nearly every industry, it was primarily attributable to accelerated manufacturing and construction sector declines associated with weakening in the state's non-durable manufacturing sector, auto industry losses and the rapidly deteriorating housing market. By May 2009, the state's unemployment rate had spiked to 10.7% from 6.2% one year earlier, and was higher than the national rate of 9.4%.(3) Large-scale layoffs at some of the state's big private sector employers, particularly FedEx, reflected sluggish demand not only regionally, but nationally and globally as well. Also of great concern was General Motors' long-term plan for its Saturn manufacturing facility in Tennessee. GM and its Saturn division had sought emergency funding via federal assistance during the year under review, but by period-end were headed into government-backed bankruptcy protection while undergoing a major restructuring effort. The collapsing U.S. housing market also continued to negatively impact Tennesseans, yet its severity has been limited when compared with most other states; residential foreclosures increased through first quarter 2009, but only at about half the national rate.(4)

Even though manufacturing has been a trouble spot, it could also be crucial to Tennessee's eventual economic rebound. Several new and large capital investment projects announced during the current fiscal year, including those for expansions and new manufacturing facilities, held the potential to lift the state's economy over the long term. These included the planned development of an industrial mega-site in west Tennessee, Volkswagen's preference in choosing the state for its proposed $1 billion assembly plant, new solar- and semiconductor-related production facilities, and a forthcoming expansion of Eastman Chemical's vast Kingsport complex.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Tennessee; General Obligation," RATINGSDIRECT,
     4/16/09.


                               18 | Annual Report

PORTFOLIO BREAKDOWN

Franklin Tennessee Municipal Bond Fund 5/31/09

                               % OF TOTAL
                         LONG-TERM INVESTMENTS*
                         ----------------------
Utilities                         35.3%**
Prerefunded                       20.0%
General Obligation                13.1%
Hospital & Health Care            11.8%
Higher Education                  10.1%
Transportation                     4.6%
Housing                            3.9%
Other Revenue Bonds                0.8%
Tax-Supported                      0.4%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

Tennessee's revenues have diminished with the recession. After years of strong revenue growth, fiscal year 2008 receipts came in below estimates by about $467 million.(5) Continued weakness into fiscal year 2009, led by reduced activity and employment in the state's manufacturing and construction sectors, resulted in revenue shortfalls estimated to total over $1 billion in the current and upcoming fiscal years.(5) Waning sales taxes, which make up about 60% of all state tax revenues, as well as franchise and excise tax collections, account for the bulk of the shortfall. Through March 2009, fiscal year 2009 state sales tax revenues were about 8% less than through the same period in 2008, signaling substantial problems in the revenue stream.(5)

With state officials expecting a $1.1 billion budget gap for the current fiscal year, several policy responses have been implemented as a means to tighten the state budget while building longer-term reserves.(4) These included more than $500 million in cuts to the current fiscal year budget, implementation of about $400 million in federal stimulus funding, partial reliance on rainy day funds, as well as various balance transfers into the general fund from other agency reserves.(4)

Despite budgetary stress brought on by the sales tax shortfall, Tennessee's debt burden still remained very low at slightly more than $200 per capita, which has been consistently less than 2% of per-capita personal income over the past decade.(5) The state's full funding of its annual required contribution to the retirement system helped keep the debt burden low.

Independent credit rating agency Standard & Poor's assigned Tennessee's general obligation debt an AA+ rating with a stable outlook.(6) This rating reflected the state's good reserve levels, aggressive cost-containment measures and recent influx of federal stimulus money, as well as its stable overall economy and low debt burden.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to invest in investment grade municipal securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage

(5.) Source: Moody's Investors Service, "New Issue: Tennessee (State of),"
     4/16/09.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 19
or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds, and sold some AA-rated and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, the proceeds were reinvested in securities with current coupons with better call protection in a higher interest rate environment. We found value in some credit-driven securities (rated between AA and A) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. Despite our finding value in credit-driven securities, the Fund's credit quality remained high and finished the reporting period averaging AA.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               20 | Annual Report

Performance Summary as of 5/31/09

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRTIX)                                CHANGE   5/31/09   5/31/08
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  -$0.05    $10.99    $11.04
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                              $0.4551

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(2)                          +3.90%   +22.57%   +54.49%
Average Annual Total Return(3)                      -0.51%    +3.25%    +3.99%
Avg. Ann. Total Return (6/30/09)(4)                 +0.08%    +3.06%    +4.15%
   Distribution Rate(5)                      3.97%
   Taxable Equivalent Distribution Rate(6)   6.50%
   30-Day Standardized Yield(7)              3.28%
   Taxable Equivalent Yield(6)               5.37%
   Total Annual Operating Expense(8)
      Without Waiver                         0.75%
      With Waiver                            0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (i.e., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES OF THE FUND) DO NOT EXCEED 0.60% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS), UNTIL 9/30/09.


                               Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  5/31/09
-------                  -------
1-Year                    -0.51%
5-Year                    +3.25%
10-Year                   +3.99%

                               (PERFORMANCE GRAPH)

CLASS A (6/1/99 - 5/31/09)

              FRANKLIN TENNESSEE MUNICIPAL     BARCLAYS CAPITAL
    DATE           BOND FUND - CLASS A       MUNICIPAL BOND INDEX     CPI
    ----      ----------------------------   --------------------   -------
   6/1/1999              $ 9,571                    $10,000         $10,000
  6/30/1999              $ 9,377                    $ 9,856         $10,000
  7/31/1999              $ 9,380                    $ 9,892         $10,030
  8/31/1999              $ 9,211                    $ 9,813         $10,054
  9/30/1999              $ 9,172                    $ 9,817         $10,102
 10/31/1999              $ 8,967                    $ 9,710         $10,120
 11/30/1999              $ 9,076                    $ 9,814         $10,126
 12/31/1999              $ 8,949                    $ 9,741         $10,126
  1/31/2000              $ 8,866                    $ 9,698         $10,156
  2/29/2000              $ 8,987                    $ 9,811         $10,217
  3/31/2000              $ 9,252                    $10,025         $10,301
  4/30/2000              $ 9,168                    $ 9,966         $10,307
  5/31/2000              $ 9,057                    $ 9,914         $10,319
  6/30/2000              $ 9,334                    $10,177         $10,373
  7/31/2000              $ 9,504                    $10,319         $10,397
  8/31/2000              $ 9,683                    $10,478         $10,397
  9/30/2000              $ 9,597                    $10,423         $10,451
 10/31/2000              $ 9,714                    $10,537         $10,469
 11/30/2000              $ 9,812                    $10,617         $10,475
 12/31/2000              $10,134                    $10,879         $10,469
  1/31/2001              $10,196                    $10,986         $10,535
  2/28/2001              $10,249                    $11,021         $10,578
  3/31/2001              $10,330                    $11,120         $10,602
  4/30/2001              $10,194                    $11,000         $10,644
  5/31/2001              $10,305                    $11,118         $10,692
  6/30/2001              $10,405                    $11,193         $10,710
  7/31/2001              $10,592                    $11,358         $10,680
  8/31/2001              $10,761                    $11,545         $10,680
  9/30/2001              $10,660                    $11,507         $10,728
 10/31/2001              $10,811                    $11,644         $10,692
 11/30/2001              $10,738                    $11,546         $10,674
 12/31/2001              $10,576                    $11,436         $10,632
  1/31/2002              $10,766                    $11,635         $10,656
  2/28/2002              $10,908                    $11,775         $10,698
  3/31/2002              $10,685                    $11,544         $10,758
  4/30/2002              $10,887                    $11,770         $10,818
  5/31/2002              $10,961                    $11,841         $10,818
  6/30/2002              $11,065                    $11,967         $10,824
  7/31/2002              $11,200                    $12,120         $10,836
  8/31/2002              $11,325                    $12,266         $10,872
  9/30/2002              $11,612                    $12,535         $10,890
 10/31/2002              $11,341                    $12,327         $10,909
 11/30/2002              $11,302                    $12,276         $10,909
 12/31/2002              $11,551                    $12,535         $10,884
  1/31/2003              $11,512                    $12,503         $10,933
  2/28/2003              $11,680                    $12,678         $11,017
  3/31/2003              $11,734                    $12,685         $11,083
  4/30/2003              $11,840                    $12,769         $11,059
  5/31/2003              $12,134                    $13,068         $11,041
  6/30/2003              $12,073                    $13,013         $11,053
  7/31/2003              $11,590                    $12,557         $11,065
  8/31/2003              $11,685                    $12,651         $11,107
  9/30/2003              $12,014                    $13,023         $11,143
 10/31/2003              $11,962                    $12,957         $11,131
 11/30/2003              $12,101                    $13,092         $11,101
 12/31/2003              $12,187                    $13,201         $11,089
  1/31/2004              $12,262                    $13,276         $11,143
  2/29/2004              $12,446                    $13,476         $11,203
  3/31/2004              $12,392                    $13,429         $11,276
  4/30/2004              $12,078                    $13,111         $11,312
  5/31/2004              $12,068                    $13,063         $11,378
  6/30/2004              $12,112                    $13,111         $11,414
  7/31/2004              $12,298                    $13,284         $11,396
  8/31/2004              $12,519                    $13,550         $11,402
  9/30/2004              $12,596                    $13,622         $11,426
 10/31/2004              $12,729                    $13,739         $11,486
 11/30/2004              $12,618                    $13,625         $11,492
 12/31/2004              $12,785                    $13,792         $11,450
  1/31/2005              $12,942                    $13,921         $11,474
  2/28/2005              $12,908                    $13,874         $11,540
  3/31/2005              $12,829                    $13,787         $11,631
  4/30/2005              $13,010                    $14,004         $11,709
  5/31/2005              $13,090                    $14,103         $11,697
  6/30/2005              $13,147                    $14,191         $11,703
  7/31/2005              $13,101                    $14,127         $11,757
  8/31/2005              $13,205                    $14,269         $11,817
  9/30/2005              $13,123                    $14,173         $11,961
 10/31/2005              $13,053                    $14,087         $11,986
 11/30/2005              $13,111                    $14,155         $11,889
 12/31/2005              $13,203                    $14,277         $11,841
  1/31/2006              $13,238                    $14,315         $11,931
  2/28/2006              $13,343                    $14,411         $11,955
  3/31/2006              $13,259                    $14,312         $12,022
  4/30/2006              $13,269                    $14,307         $12,124
  5/31/2006              $13,292                    $14,371         $12,184
  6/30/2006              $13,242                    $14,316         $12,208
  7/31/2006              $13,372                    $14,487         $12,244
  8/31/2006              $13,550                    $14,702         $12,268
  9/30/2006              $13,632                    $14,804         $12,208
 10/31/2006              $13,703                    $14,897         $12,142
 11/30/2006              $13,822                    $15,021         $12,124
 12/31/2006              $13,771                    $14,968         $12,142
  1/31/2007              $13,732                    $14,930         $12,179
  2/28/2007              $13,913                    $15,126         $12,244
  3/31/2007              $13,849                    $15,089         $12,356
  4/30/2007              $13,896                    $15,134         $12,436
  5/31/2007              $13,844                    $15,067         $12,512
  6/30/2007              $13,778                    $14,989         $12,536
  7/31/2007              $13,862                    $15,105         $12,533
  8/31/2007              $13,796                    $15,040         $12,510
  9/30/2007              $13,992                    $15,262         $12,545
 10/31/2007              $14,039                    $15,330         $12,571
 11/30/2007              $14,098                    $15,428         $12,646
 12/31/2007              $14,133                    $15,471         $12,638
  1/31/2008              $14,232                    $15,666         $12,700
  2/29/2008              $13,604                    $14,949         $12,737
  3/31/2008              $13,959                    $15,376         $12,848
  4/30/2008              $14,135                    $15,556         $12,926
  5/31/2008              $14,235                    $15,650         $13,034
  6/30/2008              $14,078                    $15,473         $13,166
  7/31/2008              $14,101                    $15,532         $13,235
  8/31/2008              $14,215                    $15,714         $13,182
  9/30/2008              $13,455                    $14,977         $13,164
 10/31/2008              $13,351                    $14,824         $13,031
 11/30/2008              $13,347                    $14,871         $12,781
 12/31/2008              $13,622                    $15,088         $12,649
  1/31/2009              $14,016                    $15,640         $12,704
  2/28/2009              $14,252                    $15,722         $12,767
  3/31/2009              $14,316                    $15,725         $12,798
  4/30/2009              $14,634                    $16,039         $12,830
  5/31/2009              $14,787                    $16,209         $12,867
Total Returns              47.87%                     62.09%         28.67%

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.26%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the current 3.8 cent per share monthly dividend and the maximum offering price of $11.48 per share on 5/31/09.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/09.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 12/1/08      VALUE 5/31/09   PERIOD* 12/1/08-5/31/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $1,108.30               $3.68
Hypothetical (5% return before expenses)         $1,000           $1,021.44               $3.53

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               24 | Annual Report

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                 YEAR ENDED MAY 31,
                                                          ----------------------------------------------------------------
CLASS A                                                     2009          2008           2007         2006          2005
-------                                                   --------     ----------     ----------   ----------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   9.70     $    10.44     $    10.31   $    10.39     $   9.94
                                                          --------     ----------     ----------   ----------     --------
Income from investment operations(a):
   Net investment income(b) ...........................       0.51           0.49           0.48         0.50         0.53
   Net realized and unrealized gains (losses) .........      (1.29)         (0.76)          0.13        (0.08)        0.47
                                                          --------     ----------     ----------   ----------     --------
Total from investment operations ......................      (0.78)         (0.27)          0.61         0.42         1.00
                                                          --------     ----------     ----------   ----------     --------
Less distributions from net investment income .........      (0.50)         (0.47)         (0.48)       (0.50)       (0.55)
                                                          --------     ----------     ----------   ----------     --------
Redemption fees(c) ....................................         --(d)          --(d)          --           --(d)        --(d)
                                                          --------     ----------     ----------   ----------     --------
Net asset value, end of year ..........................   $   8.42     $     9.70     $    10.44   $    10.31     $  10.39
                                                          ========     ==========     ==========   ==========     ========
Total return(e) .......................................      (7.91)%        (2.58)%         6.03%        4.13%       10.26%
RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................       0.63%          0.62%          0.62%        0.62%        0.64%
Net investment income .................................       5.91%          4.87%          4.58%        4.80%        5.22%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $945,110     $1,204,191     $1,329,255   $1,067,011     $777,960
Portfolio turnover rate ...............................       9.85%         26.43%          3.34%       11.18%        5.43%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                            YEAR ENDED MAY 31,
                                                          -----------------------------------------------------
CLASS B                                                     2009        2008        2007      2006        2005
-------                                                   -------     -------     -------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  9.75     $ 10.49     $ 10.36   $ 10.44     $  9.99
                                                          -------     -------     -------   -------     -------
Income from investment operations(a):
   Net investment income(b) ...........................      0.46        0.43        0.42      0.44        0.48
   Net realized and unrealized gains (losses) .........     (1.30)      (0.75)       0.14     (0.08)       0.46
                                                          -------     -------     -------   -------     -------
Total from investment operations ......................     (0.84)      (0.32)       0.56      0.36        0.94
                                                          -------     -------     -------   -------     -------
Less distributions from net investment income .........     (0.45)      (0.42)      (0.43)    (0.44)      (0.49)
                                                          -------     -------     -------   -------     -------
Redemption fees(c) ....................................        --(d)       --(d)       --        --(d)       --(d)
                                                          -------     -------     -------   -------     -------
Net asset value, end of year ..........................   $  8.46     $  9.75     $ 10.49   $ 10.36     $ 10.44
                                                          =======     =======     =======   =======     =======
Total return(e) .......................................     (8.47)%     (3.10)%      5.43%     3.54%       9.61%
RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................      1.17%       1.17%       1.17%     1.17%       1.19%
Net investment income .................................      5.37%       4.32%       4.03%     4.25%       4.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $12,743     $22,308     $27,246   $29,980     $31,588
Portfolio turnover rate ...............................      9.85%      26.43%       3.34%    11.18%       5.43%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                              YEAR ENDED MAY 31,
                                                          ----------------------------------------------------------
CLASS C                                                     2009         2008         2007       2006         2005
-------                                                   --------     --------     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   9.75     $  10.48     $  10.35   $  10.43     $   9.97
                                                          --------     --------     --------   --------     --------
Income from investment operations(a):
   Net investment income(b) ...........................       0.46         0.43         0.42       0.44         0.48
   Net realized and unrealized gains (losses) .........      (1.30)       (0.74)        0.14      (0.08)        0.47
                                                          --------     --------     --------   --------     --------
Total from investment operations ......................      (0.84)       (0.31)        0.56       0.36         0.95
                                                          --------     --------     --------   --------     --------
Less distributions from net investment income .........      (0.45)       (0.42)       (0.43)     (0.44)       (0.49)
                                                          --------     --------     --------   --------     --------
Redemption fees(c) ....................................         --(d)        --(d)        --         --(d)        --(d)
                                                          --------     --------     --------   --------     --------
Net asset value, end of year ..........................   $   8.46     $   9.75     $  10.48   $  10.35     $  10.43
                                                          ========     ========     ========   ========     ========
Total return(e) .......................................      (8.47)%      (3.01)%       5.43%      3.54%        9.72%
RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................       1.17%        1.17%        1.17%      1.17%        1.19%
Net investment income .................................       5.37%        4.32%        4.03%      4.25%        4.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $212,118     $276,902     $285,410   $190,670     $120,521
Portfolio turnover rate ...............................       9.85%       26.43%        3.34%     11.18%        5.43%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                 YEAR ENDED MAY 31,
                                                          -------------------------------
ADVISOR CLASS                                               2009        2008      2007(a)
-------------                                             -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  9.71     $ 10.45     $ 10.53
                                                          -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ...........................      0.51        0.50        0.26
   Net realized and unrealized gains (losses) .........     (1.29)      (0.76)      (0.08)
                                                          -------     -------     -------
Total from investment operations ......................     (0.78)      (0.26)       0.18
                                                          -------     -------     -------
Less distributions from net investment income .........     (0.51)      (0.48)      (0.26)
                                                          -------     -------     -------
Redemption fees(d) ....................................        --(e)       --(e)       --
                                                          -------     -------     -------
Net asset value, end of year ..........................   $  8.42     $  9.71     $ 10.45
                                                          =======     =======     =======
Total return(f) .......................................     (7.93)%     (2.48)%      1.76%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ..............................................      0.53%       0.52%       0.52%
Net investment income .................................      6.01%       4.97%       4.68%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $68,598     $72,279     $18,156
Portfolio turnover rate ...............................      9.85%      26.43%       3.34%

(a)  For the period November 15, 2006 (effective date) to May 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2009

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS 98.0%
    CALIFORNIA 94.7%
    ABAG 1915 Act Special Assessment, Windemere Ranch AD 1999-1, Pre-Refunded,
          6.20%, 9/02/20 ..........................................................................   $  1,950,000   $    2,218,067
          6.30%, 9/02/25 ..........................................................................      2,935,000        3,344,990
    ABAG Finance Authority for Nonprofit Corps. Revenue,
          Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34 ........................      4,260,000        4,029,023
          Hamlin School, 5.00%, 8/01/37 ...........................................................     10,485,000        7,086,497
          Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/27 .........................      3,500,000        2,712,535
          Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/34 .........................      5,310,000        3,838,599
    Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16 .....................................      1,135,000        1,098,816
    Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
          6.70%, 8/01/12 ..........................................................................      2,855,000        2,857,398
          7.00%, 8/01/19 ..........................................................................      4,015,000        4,019,296
    Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%, 9/01/27 .............      5,115,000        3,892,106
    American Canyon Financing Authority Infrastructure Revenue Special Assessment, American
       Canyon Road East,
          5.00%, 9/02/25 ..........................................................................      1,305,000          957,048
          5.00%, 9/02/30 ..........................................................................      2,020,000        1,429,211
          5.10%, 9/02/35 ..........................................................................      1,695,000        1,168,448
    Anaheim RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, Series A,
       FSA Insured, 5.00%, 2/01/31 ................................................................      8,500,000        8,247,805
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
          8/01/42 .................................................................................     12,735,000        1,450,389
          8/01/44 .................................................................................     25,080,000        2,496,965
    Artesia RDA Tax Allocation, Artesia Redevelopment Project Area,
          5.50%, 6/01/42 ..........................................................................      6,355,000        4,928,684
          5.70%, 6/01/42 ..........................................................................      3,175,000        2,541,143
    Avenal PFAR, Refunding, 5.00%,
          9/01/30 .................................................................................      1,325,000        1,031,632
          9/01/36 .................................................................................        710,000          524,221
    Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%,
          9/01/27 .................................................................................      2,615,000        1,652,157
          9/01/27 .................................................................................      1,115,000          693,340
          9/01/37 .................................................................................      9,240,000        4,979,436
          9/01/37 .................................................................................      2,845,000        1,551,094
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/31 ....................................................................................      5,735,000        1,365,962
    Beaumont Financing Authority Local Agency Revenue,
          Series B, 5.35%, 9/01/28 ................................................................        965,000          718,906
          Series B, 5.40%, 9/01/35 ................................................................      1,435,000        1,008,934
          Series C, 5.45%, 9/01/27 ................................................................      6,435,000        4,779,017
          Series C, 5.50%, 9/01/29 ................................................................        855,000          652,784
          Series C, 5.50%, 9/01/35 ................................................................      1,035,000          763,385
          Series C, 5.50%, 9/01/35 ................................................................      3,995,000        2,793,384
    Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
          5.00%, 9/02/25 ..........................................................................      3,195,000        2,276,629
          5.125%, 9/02/30 .........................................................................      4,400,000        3,062,092
          5.15%, 9/02/35 ..........................................................................      3,450,000        2,332,890


                               Annual Report | 29

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%,
       9/01/35 ....................................................................................   $  5,000,000   $    4,954,850
    Cabrillo Community College District GO, Capital Appreciation, Election of 2004, Series B,
       MBIA Insured, zero cpn., 8/01/33 ...........................................................      9,475,000        2,035,514
    California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 .............      9,355,000        9,121,031
    California County Tobacco Securitization Agency Tobacco Settlement Revenue,
          Asset-Backed, Los Angeles County Security, zero cpn. to 12/01/10, 5.70% thereafter,
             6/01/46 ..............................................................................      5,000,000        2,708,800
          Refunding, 5.25%, 6/01/46 ...............................................................      5,000,000        3,040,300
    California Educational Facilities Authority Revenue,
          California College of the Arts, Refunding, 5.00%, 6/01/30 ...............................      1,800,000        1,255,032
          California College of the Arts, Refunding, 5.00%, 6/01/35 ...............................      4,405,000        2,950,513
          College and University Financing Program, 5.00%, 2/01/30 ................................      5,425,000        3,804,986
          College and University Financing Program, 5.00%, 2/01/37 ................................      1,150,000          764,187
          College and University Financing Program, Refunding, 5.00%, 2/01/26 .....................      1,000,000          741,240
          Keck Graduate Institute, Pre-Refunded, 6.75%, 6/01/30 ...................................      2,500,000        2,677,575
          Pooled College and University, Series B, Pre-Refunded, 6.625%, 6/01/20 ..................      1,000,000        1,069,270
          University of Redlands, Series A, 5.125%, 8/01/38 .......................................      5,000,000        4,411,150
    California Health Facilities Financing Authority Revenue,
          Asian Community Center, Series A, AMBAC Insured, 5.00%, 4/01/27 .........................      4,850,000        4,440,126
          California-Nevada Methodist, 5.00%, 7/01/36 .............................................      2,075,000        1,736,816
          Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ........................................      2,500,000        2,510,250
          Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .......................................      3,250,000        3,284,385
          Providence Health and Services, Refunding, Series C, 6.50%, 10/01/33 ....................      4,000,000        4,327,880
          Sutter Health, Series A, 5.25%, 11/15/46 ................................................     10,000,000        9,184,600
    California Municipal Finance Authority COP, Community Hospitals of Central California, 5.25%,
          2/01/27 .................................................................................     15,655,000       12,832,090
          2/01/46 .................................................................................     17,000,000       12,354,240
    California Municipal Finance Authority Revenue,
          Kern Regional Center Project, Series A, 7.50%, 5/01/39 ..................................      9,000,000        9,149,940
          University Students Cooperative Associates, 5.00%, 4/01/37 ..............................      4,000,000        2,816,880
    California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%,
       11/01/27 ...................................................................................      5,000,000        5,008,500
    California State GO,
          FGIC Insured, 6.00%, 8/01/19 ............................................................         30,000           30,032
          Various Purpose, MBIA Insured, 5.00%, 3/01/33 ...........................................         25,000           22,539
    California State Municipal Finance Authority Revenue,
          Biola University, Refunding, 5.625%, 10/01/23 ...........................................      6,000,000        5,541,000
          Biola University, Refunding, 5.80%, 10/01/28 ............................................      7,500,000        6,818,850
          Biola University, Refunding, 5.875%, 10/01/34 ...........................................      6,000,000        5,339,820
          Loma Linda University, 5.00%, 4/01/37 ...................................................      3,500,000        3,191,230
    California State Public Works Board Lease Revenue, Department of Mental Health, Coalinga,
       Series A, 5.125%, 6/01/29 ..................................................................     10,000,000        8,944,900
    California Statewide CDA, COP, Catholic Healthcare West, Pre-Refunded, 6.50%,
          7/01/20 .................................................................................      3,365,000        3,607,347
          7/01/20 .................................................................................      8,695,000        9,333,648
    California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia,
       Series A, Radian Insured, 4.50%, 2/01/27 ...................................................      2,200,000        1,724,118


                               30 | Annual Report

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue,
          Bentley School, Refunding, 6.75%, 7/01/32 ...............................................   $  8,110,000   $    6,785,475
          California Baptist University, Refunding, Series A, 5.40%, 11/01/27 .....................      7,440,000        5,016,866
          California Baptist University, Refunding, Series A, 5.50%, 11/01/38 .....................      4,500,000        2,843,055
          Catholic Healthcare West, Series C, 5.625%, 7/01/35 .....................................      5,000,000        4,803,550
          CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32 ....................     10,000,000        8,602,300
          Drew School, Refunding, 5.30%, 10/01/37 .................................................      4,275,000        2,807,563
          Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22 ............................      3,000,000        3,703,800
          Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 ............................      4,000,000        4,985,080
          Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .............................      9,555,000       10,591,335
          Henry Mayo Newhall Memorial Hospital, California Mortgage Insured, 5.00%, 10/01/27 ......      3,000,000        2,798,610
          Henry Mayo Newhall Memorial Hospital, Series B, AMBAC Insured, 5.20%, 10/01/37 ..........      7,500,000        6,504,150
          Kaiser Permanente, Series B, 5.25%, 3/01/45 .............................................     52,910,000       47,470,852
          Lancer Educational Student Housing Project, 5.625%, 6/01/33 .............................      3,000,000        1,894,560
          Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37 ..........     12,500,000       10,339,125
          Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38 ..........     10,000,000       10,728,600
          Monterey Institute International, 5.50%, 7/01/31 ........................................      8,285,000        8,648,297
          Presidio Hill School, 6.875%, 8/01/32 ...................................................      6,195,000        5,220,093
          Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ....................................      4,920,000        5,329,344
          Seven Hills School, 6.50%, 8/01/31 ......................................................      5,315,000        4,345,385
(a)       Sonoma County Day School, 6.75%, 1/01/32 ................................................      5,710,000        3,887,140
          Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 ...............................     10,000,000        8,703,600
          Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31 ...................      4,795,000        5,445,825
          Turning Point, 6.50%, 11/01/31 ..........................................................      6,130,000        5,117,385
          ValleyCare Health System, Refunding, Series A, 5.00%, 7/15/22 ...........................      1,000,000          763,660
          ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31 ..........................      5,850,000        3,873,870
    California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/29 ..............      5,000,000        3,925,550
    Camarillo PFA Wastewater Revenue, AMBAC Insured, 5.00%, 6/01/36 ...............................      1,960,000        1,900,690
    Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 .....................      1,120,000          829,214
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02,
          5.00%, 9/02/30 ..........................................................................      1,175,000          854,307
          5.05%, 9/02/35 ..........................................................................      1,305,000          933,362
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
       AMBAC Insured, zero cpn.,
          8/01/44 .................................................................................     32,750,000        3,271,725
          8/01/46 .................................................................................     35,370,000        3,099,473
    Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn.,
       8/01/47 ....................................................................................      9,450,000          731,147
    Chino CFD Special Tax,
          No. 03-1, 5.875%, 9/01/33 ...............................................................      1,250,000        1,034,050
          No. 03-3, Improvement Area 1, 5.70%, 9/01/29 ............................................      1,215,000          969,716
          No. 03-3, Improvement Area 1, 5.75%, 9/01/34 ............................................      1,420,000        1,105,811
    Chula Vista Special Tax,
          CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/30 .......................................      2,110,000        1,405,534
          CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/36 .......................................      3,670,000        2,335,955
          CFD No. 2001-1, Improvement Area B, San Miguel Ranch, 5.45%, 9/01/36 ....................      2,175,000        1,581,899


                               Annual Report | 31

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
          8/01/27 .................................................................................   $  7,500,000   $    2,622,675
          8/01/28 .................................................................................      5,000,000        1,625,750
    Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31 ....................      5,000,000        4,744,350
    Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%,
       9/01/32 ....................................................................................      1,890,000        1,618,766
    Corona CFD No. 2003-2 Special Tax, Highlands Collection,
          5.15%, 9/01/34 ..........................................................................      2,810,000        1,967,506
          5.20%, 9/01/34 ..........................................................................      1,000,000          709,780
    Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
          9/01/26 .................................................................................      1,760,000        1,156,901
          9/01/36 .................................................................................      2,000,000        1,186,280
    Corona-Norco USD Special Tax,
          CFD No. 04-1, 5.00%, 9/01/24 ............................................................      1,540,000        1,158,049
          CFD No. 04-1, 5.20%, 9/01/36 ............................................................      2,000,000        1,353,140
          CFD No. 99-1, Pre-Refunded, 7.00%, 9/01/29 ..............................................      2,120,000        2,175,311
          Series A, 5.35%, 9/01/26 ................................................................      1,005,000          743,680
          Series A, 5.40%, 9/01/36 ................................................................      2,530,000        1,740,083
    Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
       9/02/33 ....................................................................................      5,490,000        4,477,040
    Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
       Mobile, sub. bond, Refunding, Series B, 5.85%, 12/15/47 ....................................      5,140,000        3,751,480
    Del Mar Race Track Authority Revenue, 5.00%, 8/15/25 ..........................................      3,165,000        2,710,284
    Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM,
       zero cpn., 12/01/28 ........................................................................     30,795,000       11,586,311
    Eastern California Municipal Water District CFD No. 2003-15, Special Tax, Morgan Valley,
       Series A, 5.20%, 9/01/37 ...................................................................      2,000,000        1,340,460
    El Dorado County Special Tax,
          CFD No. 1992-1, 6.125%, 9/01/16 .........................................................      4,735,000        4,404,686
          CFD No. 2001-1, 5.35%, 9/01/35 ..........................................................      1,900,000        1,240,833
          CFD No. 2005-1, 5.00%, 9/01/21 ..........................................................      1,000,000          692,240
          CFD No. 2005-1, 5.15%, 9/01/25 ..........................................................      2,075,000        1,328,706
          CFD No. 2005-1, 5.25%, 9/01/35 ..........................................................      6,705,000        3,562,232
    El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%,
          9/01/31 .................................................................................      4,300,000        4,105,253
          9/01/36 .................................................................................      3,855,000        3,527,826
    El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured, zero cpn.,
       8/01/29 ....................................................................................      2,400,000          687,240
    Escondido Revenue COP, Series A, FGIC Insured,
          6.00%, 9/01/31 ..........................................................................        785,000          796,406
          Pre-Refunded, 6.00%, 9/01/31 ............................................................        885,000          953,747
    Escondido Special Tax, CFD No. 01, Eureka,
          5.10%, 9/01/26 ..........................................................................        695,000          498,391
          5.15%, 9/01/36 ..........................................................................      1,400,000          928,620
    Fairfield CFD Special Tax, No. 3, North Cordelia General Improvements, 6.00%,
          9/01/32 .................................................................................      1,200,000        1,144,992
          9/01/37 .................................................................................      5,810,000        5,493,006


                               32 | Annual Report

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Fontana Special Tax, CFD No. 37, 5.00%, 9/01/30 ...............................................   $  1,000,000   $      682,670
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
       zero cpn.,
          1/15/26 .................................................................................     38,720,000        9,897,219
          1/15/30 .................................................................................      4,000,000          719,000
          1/15/31 .................................................................................     85,780,000       14,187,154
    Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%,
       7/01/24 ....................................................................................      6,260,000        6,265,384
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
          Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 .........................................     24,500,000       16,313,570
          Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42 ..................................        750,000          908,775
          Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 .................................      6,400,000        7,748,800
          Capital Appreciation, Asset-Backed, 2nd Sub Series C, zero cpn., 6/01/47 ................     50,000,000        1,141,500
          Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .............................     10,000,000        8,298,600
    Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, FSA Insured,
       zero cpn.,
          8/01/32 .................................................................................      3,635,000          848,736
          8/01/33 .................................................................................      3,705,000          801,095
          8/01/35 .................................................................................      4,120,000          774,890
    Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 ..................      5,000,000        4,302,550
(a) Imperial County Special Tax, CFD No. 98-1,
          6.45%, 9/01/17 ..........................................................................      1,790,000        1,563,798
          6.50%, 9/01/31 ..........................................................................      5,705,000        4,553,332
    Indio 1915 Act GO,
          AD No. 1999-1, 7.125%, 9/02/20 ..........................................................      1,845,000        1,785,960
          AD No. 2001-1, 6.50%, 9/02/26 ...........................................................      4,125,000        3,494,246
    Indio CFD Special Tax,
          5.00%, 9/01/25 ..........................................................................      4,000,000        2,732,800
          5.10%, 9/01/30 ..........................................................................      1,275,000          849,074
          No. 04-3, Terra Lago, Improvement Area 1, 5.15%, 9/01/35 ................................      1,275,000          816,676
    Irvine 1915 Act Special Assessment, Limited Obligation,
          AD No. 00-18, Group Five, 5.00%, 9/02/26 ................................................      1,275,000        1,047,247
          AD No. 00-18, Group Five, Refunding, 5.00%, 9/02/29 .....................................      2,000,000        1,678,500
          AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25 .....................................      1,500,000        1,331,265
          AD No. 03-19, Group Four, 5.00%, 9/02/29 ................................................      1,500,000        1,258,875
          AD No. 03-19, Group Three, 5.00%, 9/02/29 ...............................................      1,110,000          932,678
          AD No. 04-20, Group One, 5.00%, 9/02/25 .................................................      2,740,000        2,380,731
          AD No. 04-20, Group One, 5.00%, 9/02/30 .................................................     10,975,000        9,091,800
    Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36 ............................................      2,000,000        1,667,020
    Jurupa Community Services District Special Tax,
          CFD No. 7, Series A, 5.10%, 9/01/28 .....................................................      2,695,000        1,960,855
          CFD No. 7, Series A, 5.15%, 9/01/35 .....................................................      3,690,000        2,607,317
          CFD No. 11, Series A, 5.00%, 9/01/25 ....................................................      1,930,000        1,412,625
          CFD No. 11, Series A, 5.05%, 9/01/30 ....................................................      2,495,000        1,782,129
          CFD No. 11, Series A, 5.10%, 9/01/35 ....................................................      2,065,000        1,432,077
          CFD No. 12, Series A, 5.10%, 9/01/29 ....................................................      2,000,000        1,472,360
          CFD No. 12, Series A, 5.15%, 9/01/35 ....................................................      3,000,000        2,179,710
          CFD No. 17, Series A, 5.125%, 9/01/25 ...................................................      1,350,000        1,021,451
          CFD No. 17, Series A, 5.20%, 9/01/36 ....................................................      3,325,000        2,339,902


                               Annual Report | 33

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Jurupa Community Services District Special Tax, (continued)
          CFD No. 18, Eastvale, Series A, 5.00%, 9/01/26 ..........................................   $  1,295,000   $      941,517
          CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36 ..........................................      2,400,000        1,633,320
          CFD No. 19, Eastvale, 5.00%, 9/01/27 ....................................................      1,500,000        1,086,585
          CFD No. 19, Eastvale, 5.00%, 9/01/36 ....................................................      1,500,000        1,004,895
          CFD No. 30, Series A, 5.60%, 9/01/37 ....................................................      1,000,000          696,740
    Lafayette RDA Tax Allocation, 5.75%, 8/01/32 ..................................................      1,000,000          893,610
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
       7.00%, 9/02/30 .............................................................................      8,205,000        7,185,118
    Lake Elsinore Special Tax,
          CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24 ..............      1,035,000          849,186
          CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34 ..............      2,200,000        1,675,388
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.10%, 9/01/22 ..................        750,000          596,130
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.15%, 9/01/25 ..................        635,000          474,777
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/30 ..................      1,195,000          856,923
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/35 ..................      1,225,000          847,455
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%, 9/01/26 ........        915,000          655,232
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%, 9/01/37 ........      2,800,000        1,843,800
          CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36 ............      5,695,000        3,822,940
          CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36 .......................................      2,020,000        1,413,798
    Lake Elsinore USD, CFD No. 2001-1 Special Tax, Pre-Refunded, 6.30%, 9/01/33 ...................      4,430,000        5,037,442
    Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
       Refunding,
          5.40%, 2/01/29 ..........................................................................        500,000          435,550
          5.60%, 2/01/34 ..........................................................................      1,250,000        1,058,813
    Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
          6.50%, 9/01/24 ..........................................................................      1,000,000          887,530
          5.25%, 9/01/28 ..........................................................................      1,750,000        1,283,888
          5.30%, 9/01/35 ..........................................................................      3,300,000        2,284,722
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 .......................      3,000,000        2,324,160
    Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,
          5.90%, 9/01/24 ..........................................................................      1,780,000        2,106,648
          5.95%, 9/01/28 ..........................................................................      4,450,000        5,275,653
          6.00%, 9/01/34 ..........................................................................      3,520,000        4,180,246
    Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34 .................................      3,410,000        2,243,371
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/21 ...................................................................................      7,500,000        6,375,600
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
          5.00%, 11/15/29 .........................................................................      9,630,000        7,952,647
          5.50%, 11/15/37 .........................................................................     25,000,000       21,254,500
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
       District No. 14, Refunding, Sub Series B, FGIC Insured, 5.00%, 10/01/28 ....................      6,120,000        6,044,908
(a) Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 .......................................        600,000          516,498
    Los Angeles USD, GO, Election of 2005, Series C, AMBAC Insured, 5.00%, 7/01/28 ................         65,000           64,997
    Lynwood PFA Lease Revenue,
          6.25%, 9/01/22 ..........................................................................      1,080,000        1,084,568
          6.30%, 9/01/29 ..........................................................................      2,680,000        2,581,885
    Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ..............................      1,000,000          977,880


                               34 | Annual Report

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Menifee USD Special Tax, CFD No. 2002-2,
          6.05%, 9/01/26 ..........................................................................   $    990,000   $      816,542
          6.10%, 9/01/34 ..........................................................................      3,675,000        2,992,993
    Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36 .....................      2,400,000        1,481,280
    Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%,
       9/01/39 ....................................................................................      6,250,000        5,967,625
    Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,
          5.25%, 9/01/26 ..........................................................................      1,820,000        1,235,980
          5.30%, 9/01/38 ..........................................................................      4,070,000        2,526,493
    Moreland School District GO, Election of 2002, Series D, FGIC Insured, zero cpn.,
          8/01/30 .................................................................................      3,400,000          951,422
          8/01/31 .................................................................................      2,000,000          520,200
          8/01/32 .................................................................................      4,405,000        1,059,006
          8/01/34 .................................................................................      4,405,000        1,222,255
          8/01/37 .................................................................................      5,700,000        1,334,997
    Moreno Valley USD Special Tax,
          CFD No. 2004-6, 5.00%, 9/01/22 ..........................................................      2,105,000        1,617,587
          CFD No. 2004-6, 5.10%, 9/01/28 ..........................................................      2,000,000        1,439,600
          CFD No. 2004-6, 5.20%, 9/01/36 ..........................................................      5,000,000        3,468,250
          CFD No. 2005-2, 5.00%, 9/01/36 ..........................................................        815,000          534,999
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ................................      4,100,000        3,426,206
    Murrieta CFD No. 2000-2 Special Tax, The Oaks,
          Improvement Area A, 5.90%, 9/01/27 ......................................................      2,000,000        1,543,260
          Improvement Area A, 6.00%, 9/01/34 ......................................................      3,570,000        2,662,470
          Improvement Area B, 6.00%, 9/01/27 ......................................................      1,285,000        1,045,219
          Improvement Area B, 6.00%, 9/01/34 ......................................................      1,000,000          758,530
          Improvement Area B, 6.00%, 9/01/34 ......................................................      2,835,000        2,149,554
    Murrieta CFD No. 2001-1 Special Tax, Bluestone, Improvement Area A, 6.20%, 9/01/25 ............      2,105,000        1,593,485
    Murrieta CFD No. 2003-2 Special Tax, Blackmore Ranch, 6.10%, 9/01/34 ..........................      2,000,000        1,539,940
    Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34 ...............................        700,000          510,734
    Napa Valley Community College District GO, Election of 2002, Series C, MBIA Insured,
       zero cpn.,
          8/01/33 .................................................................................     13,130,000        3,096,054
          8/01/34 .................................................................................     13,380,000        2,957,381
    Norco Special Tax,
          CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30 .............................................      2,640,000        2,903,947
          CFD No. 2002-1, 6.50%, 3/01/33 ..........................................................      1,395,000        1,222,020
    North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31 ...............................      4,300,000        3,468,337
    Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%, 9/01/34 .................      3,235,000        2,288,504
    Ontario COP, Water System Improvement Project, MBIA Insured, 5.00%, 7/01/34 ...................      8,000,000        7,173,840
    Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1,
          5.00%, 9/02/28 ..........................................................................      3,000,000        2,333,550
          5.10%, 9/02/33 ..........................................................................      2,000,000        1,523,260
    Oxnard Harbor District Revenue,
          Series A, 5.75%, 8/01/20 ................................................................      1,110,000        1,032,966
          Series B, 6.00%, 8/01/24 ................................................................      6,000,000        6,060,900
    Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35 ......................................      5,000,000        3,190,550


                               Annual Report | 35

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,
       5.00%, 9/01/21 .............................................................................   $  1,130,000   $      886,180
       5.20%, 9/01/24 .............................................................................      1,505,000        1,149,414
       5.25%, 9/01/29 .............................................................................      3,585,000        2,638,309
       5.30%, 9/01/35 .............................................................................      4,205,000        3,005,229
    Perris CFD No. 2001-1 Special Tax,
       Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25 ................................      1,415,000        1,025,422
       Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30 ................................        865,000          599,826
       Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35 ................................      1,075,000          726,926
       Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26 ................................        585,000          371,563
       Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37 ................................      1,600,000          903,808
    Perris CFD No. 2002-1 Special Tax, Series A,
       6.375%, 9/01/23 ............................................................................      1,475,000        1,266,096
       6.50%, 9/01/29 .............................................................................      2,045,000        1,664,691
       6.50%, 9/01/33 .............................................................................      2,120,000        1,740,923
    Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35 ...........      1,390,000          963,479
    Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 .....................................      3,000,000        2,424,510
    Perris PFAR Tax Allocation,
       5.30%, 10/01/26 ............................................................................      2,000,000        1,465,220
       5.35%, 10/01/36 ............................................................................      4,010,000        2,682,369
    Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 .....................      7,250,000        6,289,230
    Pomona USD, GO, 2008 Election, Series A, Assured Guaranty, 5.25%, 8/01/33 .....................      3,500,000        3,502,485
    Poway USD Special Tax,
       CFD No. 6, 4S Ranch, 5.125%, 9/01/35 .......................................................      6,000,000        4,734,240
       CFD No. 6, Improvement Area B, 5.125%, 9/01/36 .............................................      5,035,000        3,833,397
       CFD No. 14, Area A, 5.125%, 9/01/26 ........................................................      1,770,000        1,290,242
       CFD No. 14, Area A, 5.25%, 9/01/36 .........................................................      5,225,000        3,567,630
       CFD No. 14, Del Sur, 5.125%, 9/01/26 .......................................................      2,200,000        1,595,550
    Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
       5.25%, 9/01/25 .............................................................................      2,235,000        1,714,871
       5.375%, 9/01/30 ............................................................................      1,650,000        1,189,601
       5.375%, 9/01/37 ............................................................................      7,130,000        4,949,789
       5.50%, 9/01/37 .............................................................................      2,635,000        1,865,396
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Series A, 5.00%, 7/01/47 ...................................................................      5,000,000        3,958,450
    Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A,
       AMBAC Insured, 5.00%, 9/02/30 ..............................................................      1,085,000          978,269
    Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35 .........................      5,000,000        3,246,800
    Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
       8/01/38 ....................................................................................      6,690,000        1,102,378
       8/01/43 ....................................................................................      8,750,000        1,047,900
    Riverside County Special Tax, CFD No. 87-5, senior lien, Refunding, Series A, 7.00%,
       9/01/13 ....................................................................................      5,035,000        5,078,855
    Riverside USD Special Tax,
       CFD No. 13, Improvement Area 1, 5.375%, 9/01/34 ............................................      2,320,000        1,633,025
       CFD No. 14, Series A, 5.40%, 9/01/26 .......................................................      1,010,000          764,944
       CFD No. 14, Series A, 5.45%, 9/01/35 .......................................................      2,060,000        1,518,797


                               36 | Annual Report

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Riverside USD Special Tax, (continued)
       CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 .............................................   $  2,970,000   $    2,332,965
       CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 .............................................      2,390,000        1,764,991
       CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 .............................................      2,000,000        1,453,920
       CFD No. 15, Series A, 5.15%, 9/01/25 .......................................................      1,730,000        1,320,803
       CFD No. 15, Series A, 5.25%, 9/01/30 .......................................................      1,230,000          908,896
       CFD No. 15, Series A, 5.25%, 9/01/35 .......................................................      1,500,000        1,075,260
       CFD No. 17, Aldea, 5.125%, 9/01/35 .........................................................      1,425,000        1,031,315
       CFD No. 18, 5.00%, 9/01/25 .................................................................        505,000          375,584
       CFD No. 18, 5.00%, 9/01/34 .................................................................      1,125,000          801,461
       CFD No. 22, 5.25%, 9/01/35 .................................................................      1,535,000        1,068,176
(b) Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%,
       9/01/29 ....................................................................................      2,630,000        2,593,995
    Romoland School District CFD No. 2004-1 Special Tax, Heritage Lake,
       Improvement Area No. 1, 5.45%, 9/01/38 .....................................................      3,215,000        2,279,467
       Improvement Area No. 2, 5.375%, 9/01/38 ....................................................      3,085,000        2,001,980
    Roseville Special Tax, CFD No. 1,
       Fiddyment Ranch, 5.00%, 9/01/17 ............................................................      1,495,000        1,210,621
       Fiddyment Ranch, 5.00%, 9/01/19 ............................................................        980,000          747,221
       Fiddyment Ranch, 5.125%, 9/01/21 ...........................................................        980,000          720,908
       Fiddyment Ranch, 5.00%, 9/01/24 ............................................................      1,010,000          722,473
       Fiddyment Ranch, 5.00%, 9/01/25 ............................................................      1,020,000          703,678
       Fiddyment Ranch, 5.125%, 9/01/26 ...........................................................      4,945,000        3,278,535
       Fiddyment Ranch, 5.25%, 9/01/36 ............................................................      7,880,000        4,751,010
       Longmeadow, 5.00%, 9/01/36 .................................................................      2,370,000        1,489,640
       Stone Point, 6.375%, 9/01/24 ...............................................................      1,750,000        1,459,727
       Stone Point, 6.375%, 9/01/28 ...............................................................      2,500,000        1,998,050
       Stoneridge, Pre-Refunded, 6.20%, 9/01/21 ...................................................      1,250,000        1,414,113
       Stoneridge, Pre-Refunded, 6.30%, 9/01/31 ...................................................      1,500,000        1,700,250
       Westpark, 5.15%, 9/01/30 ...................................................................      5,500,000        3,610,970
       Westpark, 5.20%, 9/01/36 ...................................................................      4,500,000        2,821,950
    Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
       5.20%, 9/01/26 .............................................................................      1,000,000          686,800
       5.25%, 9/01/37 .............................................................................      1,600,000          982,000
    Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/39 ....................................................................................     10,000,000        8,401,000
    Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 ...........................      1,575,000        1,467,979
    Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding,
       5.00%, 9/01/29 .............................................................................      1,180,000          834,177
       5.10%, 9/01/35 .............................................................................      1,515,000        1,050,653
    San Diego RDA Tax Allocation, Capital Appreciation,
       Refunding, Series B, zero cpn., 9/01/10 ....................................................      1,565,000        1,498,315
       Refunding, Series B, zero cpn., 9/01/15 ....................................................      6,810,000        5,021,149
       Refunding, Series B, zero cpn., 9/01/16 ....................................................      1,500,000        1,038,525
       Refunding, Series B, zero cpn., 9/01/19 ....................................................      1,800,000          998,136
       Refunding, Series B, zero cpn., 9/01/20 ....................................................      1,800,000          924,516
       Refunding, Series B, zero cpn., 9/01/21 ....................................................      1,800,000          858,546
       Refunding, Series B, zero cpn., 9/01/22 ....................................................      1,900,000          839,572
       Refunding, Series B, zero cpn., 9/01/23 ....................................................      1,900,000          780,501


                               Annual Report | 37

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Diego RDA Tax Allocation, Capital Appreciation, (continued)
       Refunding, Series B, zero cpn., 9/01/24 ....................................................   $  1,900,000   $      729,087
       Series B, zero cpn., 9/01/25 ...............................................................      1,900,000          671,118
       Series B, zero cpn., 9/01/26 ...............................................................      1,900,000          619,039
       Series B, zero cpn., 9/01/27 ...............................................................      1,900,000          569,924
       Series B, zero cpn., 9/01/28 ...............................................................      1,900,000          513,076
    San Diego USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 7/01/19,
       6.00% thereafter, 7/01/33 ..................................................................     10,000,000        5,597,200
    San Joaquin County Public Facilities Financing Corp. Revenue COP, Wastewater Conveyance
       Project, 6.00%, 8/01/37 ....................................................................      1,000,000          734,790
    San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation,
       Series B, FSA Insured, zero cpn., 8/01/30 ..................................................      3,900,000        1,155,609
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ..................................      4,500,000        4,105,935
       Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 ..................................      3,000,000        2,634,390
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ..................................     24,750,000       21,085,515
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 ................     19,475,000        5,196,514
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/32 ................     50,225,000        7,644,747
       junior lien, ETM, zero cpn., 1/01/28 .......................................................     19,150,000        8,034,957
       Refunding, Series A, 5.50%, 1/15/28 ........................................................      3,470,000        2,559,229
       senior lien, 5.00%, 1/01/33 ................................................................     12,760,000        9,446,100
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37 ..................     10,000,000        8,911,400
    San Marcos Public Facilities Authority Special Tax Revenue,
       Refunding, Series A, 5.65%, 9/01/36 ........................................................      5,180,000        3,356,381
       Series A, 5.05%, 9/01/38 ...................................................................      3,250,000        2,080,097
    San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ..........      2,000,000        2,000,500
    Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29 .........................................      2,650,000        2,814,671
    Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36 ........................................      2,000,000        1,245,300
    Sierra View Local Health Care District Revenue, 5.25%, 7/01/32 ................................      3,000,000        2,469,510
    Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 ..................      2,300,000        2,274,677
    Southern California Public Power Authority Transmission Project Revenue, Southern
       Transmission Project, 6.125%, 7/01/18 ......................................................         50,000           50,009
    Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
       6.20%, 9/02/23 .............................................................................      2,955,000        2,568,161
       6.30%, 9/02/33 .............................................................................      3,390,000        2,887,399
    Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.25%, 9/01/25 ...........      3,500,000        4,099,725
    Tehachapi RDA Tax Allocation, Tehachapi Redevelopment Project, Radian Insured, 5.25%,
       12/01/37 ...................................................................................      1,500,000        1,153,755
    Temecula RDA Tax Allocation Revenue, sub. lien, Escrow, Redevelopment Project No. 1,
       5.625%, 12/15/38 ...........................................................................      2,000,000        1,496,820
    Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36 ...............................      1,000,000          670,740
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
       Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27 .............................      1,250,000        1,036,363
       Series A-1, 5.375%, 6/01/38 ................................................................      5,000,000        3,373,150
       Series A-1, 5.50%, 6/01/45 .................................................................      2,000,000        1,280,260
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46 ..................................     25,000,000          630,250
    Torrance COP, Refunding and Public Improvement Project, Series A, AMBAC Insured, 5.00%,
       6/01/34 ....................................................................................         20,000           18,988


                               38 | Annual Report

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Truckee-Donner PUD Special Tax, CFD No. 04-1,
          5.75%, 9/01/29 ..........................................................................   $  2,975,000   $    2,260,405
          5.80%, 9/01/35 ..........................................................................      4,630,000        3,454,397
    Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
          5.20%, 9/01/25 ..........................................................................      3,000,000        2,272,290
          5.25%, 9/01/30 ..........................................................................      5,050,000        3,577,723
          5.30%, 9/01/35 ..........................................................................      7,395,000        5,119,854
    Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37 ...............................      2,100,000        1,742,769
    University of California Regents Medical Center Pooled Revenue, Series A, MBIA Insured,
       4.50%, 5/15/47 .............................................................................     13,500,000       11,498,490
    Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A,
          5.90%, 9/01/24 ..........................................................................      2,380,000        2,042,992
          6.00%, 9/01/34 ..........................................................................      2,000,000        1,648,500
    Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31 ...........      4,715,000        4,228,742
    Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District,
       Limited Obligation,
          5.00%, 9/02/25 ..........................................................................      1,060,000          768,140
          5.20%, 9/02/30 ..........................................................................      1,370,000          963,713
    Ventura USD, GO, Refunding, FSA Insured, 4.50%, 8/01/30 .......................................      4,175,000        3,686,817
    Washington USD Yolo County COP, New High School Project, AMBAC Insured, 5.00%,
       8/01/30 ....................................................................................      5,000,000        4,155,950
    West Kern Community College District GO, Capital Appreciation, Election of 2004, Series B,
       XLCA Insured, zero cpn.,
          11/01/25 ................................................................................      2,435,000          896,518
          11/01/26 ................................................................................      2,480,000          830,651
          11/01/27 ................................................................................      1,400,000          431,914
          11/01/28 ................................................................................      1,445,000          413,284
          11/01/29 ................................................................................      1,485,000          395,010
          11/01/30 ................................................................................      2,650,000          653,543
          11/01/31 ................................................................................      2,695,000          615,592
    West Sacramento Special Tax,
          CFD No. 10, Pre-Refunded, 6.75%, 9/01/26 ................................................      3,235,000        3,349,745
          CFD No. 16, Pre-Refunded, 5.90%, 9/01/23 ................................................      1,000,000        1,128,260
          CFD No. 20, 5.125%, 9/01/25 .............................................................        500,000          376,810
          CFD No. 20, 5.30%, 9/01/35 ..............................................................      1,740,000        1,237,662
    Western Riverside County Water and Wastewater Finance Authority Revenue, Eastern
       Municipal Water District Improvement, Series A, 5.00%, 9/01/30 .............................      1,925,000        1,870,869
    Westside USD, CFD No. 2005-3 Special Tax, 5.00%,
          9/01/26 .................................................................................        700,000          493,556
          9/01/36 .................................................................................      2,080,000        1,349,317
    William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36 ..............................      2,500,000        1,565,250
    Woodland Special Tax, CFD No. 1,
          6.00%, 9/01/28 ..........................................................................      5,000,000        3,960,100
          6.25%, 9/01/34 ..........................................................................      6,705,000        5,319,747
    Yuba Community College District GO, Capital Appreciation, Election of 2006, Series B,
       AMBAC Insured, zero cpn.,
          8/01/42 .................................................................................     10,090,000        1,245,207
          8/01/43 .................................................................................     10,540,000        1,221,164
          8/01/44 .................................................................................     11,010,000        1,197,668


                               Annual Report | 39

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT           VALUE
    ---------------------------------------------                                                     ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
          5.50%, 6/01/28 ..........................................................................   $  2,110,000   $    1,923,476
          5.75%, 6/01/38 ..........................................................................      5,485,000        4,777,216
                                                                                                                     --------------
                                                                                                                      1,172,622,095
                                                                                                                     --------------
    U.S. TERRITORIES 3.3%
    GUAM 0.9%
    Guam Government GO, Refunding, Series A,
          5.00%, 11/15/23 .........................................................................      7,245,000        5,733,621
          5.25%, 11/15/37 .........................................................................      6,500,000        4,655,365
                                                                                                                     --------------
                                                                                                                         10,388,986
                                                                                                                     --------------
    NORTHERN MARIANA ISLANDS 0.1%
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
       3/15/28 ....................................................................................      1,655,000        1,503,899
                                                                                                                     --------------
    PUERTO RICO 2.3%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 .............................................................................      5,000,000        4,892,300
    Puerto Rico Commonwealth GO,
          Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .................................     10,000,000        9,194,300
          Series A, 5.00%, 7/01/24 ................................................................     10,150,000        9,167,480
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       FGIC Insured, 5.00%, 7/01/26 ...............................................................      5,940,000        4,997,678
                                                                                                                     --------------
                                                                                                                         28,251,758
                                                                                                                     --------------
    TOTAL U.S. TERRITORIES ........................................................................                      40,144,643
                                                                                                                     --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,456,380,584) ......................................................................                   1,212,766,738
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    CALIFORNIA 0.9%
(c) California Educational Facilities Authority Revenue, Chapman University, Refunding,
       Series A, Daily VRDN and Put, 0.20%, 10/01/36 ..............................................      3,700,000        3,700,000
(c) California State Department of Water Resources Power Supply Revenue, Refunding,
       Series F, Sub Series F-4, Daily VRDN and Put, 0.20%, 5/01/22 ...............................      2,400,000        2,400,000
(c) California State Economic Recovery Revenue, Series C-4, Daily VRDN and Put, 0.20%,
       7/01/23 ....................................................................................      2,000,000        2,000,000
(c) California State GO, Kindergarten-University, Refunding, Series B-3, Daily VRDN and Put,
       0.10%, 5/01/34 .............................................................................      3,000,000        3,000,000
(c) Southern California Public Power Authority Revenue, Mead-Adelanto Project, Refunding,
       Series A, Daily VRDN and Put, 0.15%, 7/01/20 ...............................................        500,000          500,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $11,600,000) ...............................................                      11,600,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $1,467,980,584) 98.9% .................................................                   1,224,366,738
    OTHER ASSETS, LESS LIABILITIES 1.1% ...........................................................                      14,202,254
                                                                                                                     --------------
    NET ASSETS 100.0% .............................................................................                  $1,238,568,992
                                                                                                                     ==============


                               40 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

See Abbreviations on page 60.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2009, the aggregate value of these securities was $10,520,768, representing 0.85% of net assets.

(b)  Security purchased on a when-issued basis. See Note 1(b).

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                 YEAR ENDED MAY 31,
                                                              -------------------------------------------------------
CLASS A                                                         2009       2008        2007        2006        2005
-------                                                       --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  11.04   $  11.18    $  11.18    $  11.48    $  11.04
                                                              --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...............................       0.45       0.45        0.46        0.47        0.48
   Net realized and unrealized gains (losses) .............      (0.04)     (0.14)         --(c)    (0.30)       0.44
                                                              --------   --------    --------    --------    --------
Total from investment operations ..........................       0.41       0.31        0.46        0.17        0.92
                                                              --------   --------    --------    --------    --------
Less distributions from net investment income .............      (0.46)     (0.45)      (0.46)      (0.47)      (0.48)
                                                              --------   --------    --------    --------    --------
Redemption fees(d) ........................................         --         --(c)       --(c)       --(c)       --(c)
                                                              --------   --------    --------    --------    --------
Net asset value, end of year ..............................   $  10.99   $  11.04    $  11.18    $  11.18    $  11.48
                                                              ========   ========    ========    ========    ========
Total return(e) ...........................................       3.90%      2.80%       4.15%       1.54%       8.50%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .........       0.74%      0.75%       0.75%       0.77%       0.79%
Expenses net of waiver and payments by affiliates .........       0.70%      0.70%       0.70%       0.70%       0.70%
Net investment income .....................................       4.25%      4.08%       4.06%       4.15%       4.24%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $225,895   $199,415    $167,215    $146,005    $121,645
Portfolio turnover rate ...................................      11.12%     11.48%      10.25%       2.47%       8.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2009

                                                                                                        PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                               AMOUNT           VALUE
    --------------------------------------                                                            ------------   --------------
    MUNICIPAL BONDS 97.0%
    TENNESSEE 91.6%
    Blount County PBA, GO, Local Government Public Improvement, Series B-15-A,
       Assured Guaranty, 5.00%,
          6/01/28 .................................................................................   $  1,100,000   $    1,141,140
          6/01/32 .................................................................................      2,565,000        2,596,498
    Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29 ...............................      1,075,000        1,096,866
    Chattanooga Electric Revenue, Series A, 5.00%, 9/01/33 ........................................      7,000,000        7,088,550
    Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
       Initiatives, Series D, 6.25%, 10/01/33 .....................................................        500,000          559,795
    Clarksville Electric System Revenue, XLCA Insured, 5.00%,
          9/01/23 .................................................................................      2,325,000        2,430,253
          9/01/32 .................................................................................      4,000,000        3,903,040
    Clarksville Water Sewer and Gas Revenue,
          Improvement, FSA Insured, Pre-Refunded, 5.00%, 2/01/22 ..................................      1,210,000        1,290,767
          Refunding and Improvement, FSA Insured, 5.00%, 2/01/22 ..................................        790,000          806,874
    Cleveland Public Improvement GO, FGIC Insured, Pre-Refunded, 5.25%, 6/01/24 ...................      3,000,000        3,000,000
    Franklin County Health and Educational Facilities Board Revenue, University South Project,
       AMBAC Insured, 5.00%, 9/01/24 ..............................................................      2,000,000        2,107,160
    Franklin GO, Sewer and Water, Series B, Pre-Refunded, 5.00%, 4/01/19 ..........................      1,000,000        1,126,130
    Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33 ............................      2,215,000        2,233,362
    Greene County GO, Refunding, Series B, MBIA Insured, 5.00%, 6/01/24 ...........................      1,000,000        1,033,960
    Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
          FGIC Insured, 5.00%, 4/01/31 ............................................................      1,000,000        1,012,860
          Refunding and Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 .......................      2,500,000        2,557,475
    Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities,
       Improvement,
          FGIC Insured, 5.00%, 9/01/35 ............................................................      3,700,000        3,721,830
          MBIA Insured, 5.00%, 9/01/29 ............................................................      1,000,000        1,026,350
          MBIA Insured, 5.00%, 9/01/34 ............................................................      2,310,000        2,335,294
    Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, 5.00%,
       6/01/42 ....................................................................................      1,250,000        1,247,987
    Jackson Hospital Revenue, Jackson-Madison Project, Refunding and Improvement, 5.50%,
       4/01/33 ....................................................................................      3,000,000        2,929,710
    Johnson City Electric Revenue, Improvement, FSA Insured, 5.00%, 5/01/29 .......................      1,000,000        1,031,150
    Johnson City Health and Educational Facilities Board Hospital Revenue,
       first mortgage, Mountain States Health, Series A, MBIA Insured, Pre-Refunded, 6.00%,
          7/01/21 .................................................................................      2,970,000        3,125,064
       Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ......................................      3,000,000        3,039,210
    Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
       Series A, GNMA Secured, 5.90%, 6/20/37 .....................................................      1,360,000        1,360,490
    Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29 ......................................      1,030,000        1,078,482
    Knox County First Utility District Water and Sewer Revenue,
       MBIA Insured, 5.00%, 12/01/24 ..............................................................      1,790,000        1,877,728
       MBIA Insured, 5.00%, 12/01/25 ..............................................................      1,000,000        1,041,190
       Refunding and Improvement, Series A, MBIA Insured, 5.625%, 12/01/19 ........................        555,000          555,056
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/36 ............      5,000,000          727,100
       Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 .............................      1,250,000        1,327,212


                               Annual Report | 43

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                               AMOUNT           VALUE
    --------------------------------------                                                            ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    Knox County Health Educational and Housing Facilities Board Revenue, University Health
       System Inc., Refunding, 5.25%,
          4/01/27 .................................................................................   $  2,500,000   $    2,238,250
          4/01/36 .................................................................................      5,000,000        4,210,850
    Knoxville Electric Revenue, System, Series U, Pre-Refunded, 5.125%, 7/01/21 ...................      2,340,000        2,456,696
    Knoxville Waste Water System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
       4/01/37 ....................................................................................      3,620,000        3,676,400
    Knoxville Water Revenue, System Improvement, Series R, FSA Insured, 5.00%, 3/01/30 ............      2,370,000        2,447,404
    Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 .....................      1,000,000        1,003,960
    Lawrenceburg PBA, GO, Electric System, Public Works, Refunding, AMBAC Insured, 5.00%,
       7/01/22 ....................................................................................      2,500,000        2,663,525
    Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
       6/01/21 ....................................................................................      2,000,000        2,055,360
    Maryville Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38 .................................      7,850,000        7,872,529
    Memphis GO, General Improvement,
          Assured Guaranty, 5.00%, 4/01/22 ........................................................      3,325,000        3,609,720
          MBIA Insured, 5.00%, 10/01/22 ...........................................................      5,000,000        5,269,400
    Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%,
       3/01/24 ....................................................................................      9,930,000        9,990,871
    Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Series A,
       AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23 ...............................................      7,145,000        8,014,904
    Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
          5.00%, 5/15/33 ..........................................................................      3,000,000        3,060,660
          AMBAC Insured, 5.00%, 5/15/25 ...........................................................      5,000,000        5,222,400
    Metropolitan Government of Nashville and Davidson County GO,
          Refunding, Series B, 5.00%, 8/01/25 .....................................................      5,000,000        5,327,650
          Series C, 5.00%, 2/01/25 ................................................................      3,000,000        3,159,810
    Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
       Board Revenue,
          Ascension Health Credit, Series A, AMBAC Insured, Pre-Refunded, 5.875%, 11/15/28 ........      2,500,000        2,585,850
          Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ....................        430,000          430,013
          Vanderbilt University, Refunding, Series A, 5.00%, 10/01/39 .............................      1,000,000        1,013,630
          Vanderbilt University, Series A, 5.50%, 10/01/29 ........................................      3,500,000        3,798,375
    Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ..................        750,000          762,525
    Rutherford County Consolidated Utility District Waterworks Revenue,
          FSA Insured, 5.00%, 2/01/36 .............................................................      3,060,000        3,099,566
          Refunding, MBIA Insured, 5.00%, 2/01/27 .................................................      1,000,000        1,031,930
    Shelby County Health Educational and Housing Facilities Board Revenue,
          Ave Maria Assisted Living Project, Series A, 5.50%, 12/01/31 ............................      2,010,000        2,004,854
          Methodist, Series B, FSA Insured, 5.25%, 9/01/27 ........................................      5,000,000        5,151,550
          St. Jude Children's Research Hospital, Refunding, 5.00%, 7/01/36 ........................      5,000,000        5,100,700
    South Blount County Utility District Waterworks Revenue,
          FGIC Insured, Pre-Refunded, 4.50%, 12/01/22 .............................................        750,000          821,753
          FSA Insured, 5.00%, 12/01/33 ............................................................      1,000,000          997,200
          FSA Insured, 5.25%, 12/01/39 ............................................................      3,310,000        3,341,908


                               44 | Annual Report

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                               AMOUNT           VALUE
    --------------------------------------                                                            ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    Tennessee HDA Revenue, Homeownership Program,
          5.375%, 7/01/23 .........................................................................   $    390,000   $      390,811
          2006-3, 4.90%, 7/01/37 ..................................................................      4,915,000        4,327,313
(a)       Series 1, 5.00%, 7/01/29 ................................................................      1,400,000        1,392,916
          Series 3C, 6.00%, 1/01/20 ...............................................................        190,000          191,146
          Series 4B, 6.00%, 7/01/25 ...............................................................      2,000,000        2,165,660
    Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
          Refunding, Series A, 5.00%, 5/01/39 .....................................................      3,000,000        3,039,660
          Refunding, Series A, MBIA Insured, 5.00%, 5/01/26 .......................................      1,250,000        1,311,150
          Refunding, Series A, MBIA Insured, 5.00%, 5/01/30 .......................................      3,000,000        3,092,670
          Series A, 5.00%, 5/01/34 ................................................................      3,555,000        3,604,592
          Series B, 5.50%, 5/01/38 ................................................................      4,000,000        4,224,640
    West Carroll Special School GO, MBIA Insured, Pre-Refunded, 5.375%, 6/01/29 ...................      1,055,000        1,055,000
    West Wilson Utility District Waterworks Revenue,
          AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 .............................................      3,780,000        4,101,149
          Improvement, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .................................      1,805,000        2,063,007
          Refunding, AMBAC Insured, 5.25%, 6/01/23 ................................................        720,000          735,559
          Refunding, MBIA Insured, 4.75%, 6/01/23 .................................................      1,805,000        1,853,266
          Refunding and Improvement, MBIA Insured, 4.75%, 6/01/28 .................................      1,000,000        1,000,660
    White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
          FSA Insured, Pre-Refunded, 5.125%, 1/01/26 ..............................................      1,100,000        1,171,918
          FSA Insured, Pre-Refunded, 6.00%, 1/01/26 ...............................................      1,000,000        1,032,100
          Refunding, FSA Insured, 5.125%, 1/01/26 .................................................      1,400,000        1,415,890
    Williamson County GO, Public Improvement,
          Pre-Refunded, 5.375%, 3/01/19 ...........................................................      1,480,000        1,534,331
          Pre-Refunded, 5.00%, 4/01/20 ............................................................      2,000,000        2,205,940
          Refunding, 5.00%, 3/01/20 ...............................................................      2,000,000        2,174,880
                                                                                                                     --------------
                                                                                                                        206,913,084
                                                                                                                     --------------
    U.S. TERRITORIES 5.4%
    GUAM 0.8%
    Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement,
       Asset-Backed, Refunding, 5.25%, 6/01/32 ....................................................      2,420,000        1,802,198
                                                                                                                     --------------
    PUERTO RICO 4.1%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.00%, 7/01/32 .............................................................................      1,500,000        1,670,265
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
       5.00%, 7/01/25 .............................................................................      5,000,000        4,823,100
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation Group Project,
          Series A, MBIA Insured, 6.25%, 7/01/24 ..................................................        200,000          199,990
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 .......................................................        655,000          585,773
          Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................      1,845,000        2,034,021
                                                                                                                     --------------
                                                                                                                          9,313,149
                                                                                                                     --------------


                               Annual Report | 45

Franklin Municipal Securities Trust

                                                                                                        PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL FUND                                                                    AMOUNT           VALUE
    ---------------------------------                                                                 ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
       5.50%, 10/01/18 ............................................................................   $  1,000,000   $      981,350
                                                                                                                     --------------
    TOTAL U.S. TERRITORIES ........................................................................                      12,096,697
                                                                                                                     --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $216,274,998) .......................                     219,009,781
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 4.1%
    MUNICIPAL BONDS 4.1%
    TENNESSEE 4.1%
(b) Clarksville PBA Revenue,
          Metropolitan Government Nashville & Davidson, Refunding, Daily VRDN and Put, 0.26%,
             7/01/26 ..............................................................................      4,100,000        4,100,000
          Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and Put, 0.26%,
             1/01/33 ..............................................................................      1,700,000        1,700,000
          Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and Put, 0.26%,
             7/01/34 ..............................................................................        235,000          235,000
          Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and Put, 0.26%,
             11/01/35 .............................................................................      1,175,000        1,175,000
(b) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
       and Put, 0.26%,
          7/01/34 .................................................................................        100,000          100,000
          2/01/36 .................................................................................        900,000          900,000
          7/01/38 .................................................................................      1,100,000        1,100,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $9,310,000) ................................................                       9,310,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $225,584,998) 101.1% ..................................................                     228,319,781
    OTHER ASSETS, LESS LIABILITIES (1.1)% .........................................................                      (2,425,117)
                                                                                                                     --------------
    NET ASSETS 100.0% .............................................................................                  $  225,894,664
                                                                                                                     ==============

See Abbreviations on page 60.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin Municipal Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2009

                                                                                FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                    HIGH YIELD            MUNICIPAL
                                                                                  MUNICIPAL FUND          BOND FUND
                                                                                -------------------   ------------------
Assets:
   Investments in securities:
      Cost ..................................................................      $1,467,980,584        $225,584,998
                                                                                   ==============        ============
      Value .................................................................      $1,224,366,738        $228,319,781
   Cash .....................................................................             106,018             166,784
   Receivables:
      Capital shares sold ...................................................           1,429,106             950,333
      Interest ..............................................................          20,001,968           3,169,306
   Other assets .............................................................               1,786                 311
                                                                                   --------------        ------------
         Total assets .......................................................       1,245,905,616         232,606,515
                                                                                   --------------        ------------
Liabilities:
   Payables:
      Investment securities purchased .......................................           2,593,995           6,042,679
      Capital shares redeemed ...............................................           2,318,705             277,459
      Affiliates ............................................................             711,266             114,420
      Distributions to shareholders .........................................           1,543,805             232,331
   Accrued expenses and other liabilities ...................................             168,853              44,962
                                                                                   --------------        ------------
         Total liabilities ..................................................           7,336,624           6,711,851
                                                                                   --------------        ------------
            Net assets, at value ............................................      $1,238,568,992        $225,894,664
                                                                                   ==============        ============
Net assets consist of:
   Paid-in capital ..........................................................      $1,526,496,744        $226,087,484
   Undistributed net investment income (distributions in excess of net
      investment income) ....................................................           3,684,460            (123,408)
   Net unrealized appreciation (depreciation) ...............................        (243,613,846)          2,734,783
   Accumulated net realized gain (loss) .....................................         (47,998,366)         (2,804,195)
                                                                                   --------------        ------------
            Net assets, at value ............................................      $1,238,568,992        $225,894,664
                                                                                   ==============        ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin Municipal Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2009

                                                                                FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                     HIGH YIELD            MUNICIPAL
                                                                                   MUNICIPAL FUND          BOND FUND
                                                                                -------------------   ------------------
CLASS A:
   Net assets, at value .....................................................       $945,109,716          $225,894,664
                                                                                    ============          ============
   Shares outstanding .......................................................        112,290,369            20,553,485
                                                                                    ============          ============
   Net asset value per share(a) .............................................       $       8.42          $      10.99
                                                                                    ============          ============
   Maximum offering price per share (net asset value per share / 95.75%) ....       $       8.79          $      11.48
                                                                                    ============          ============
CLASS B:
   Net assets, at value .....................................................       $ 12,742,964
                                                                                    ============
   Shares outstanding .......................................................          1,506,033
                                                                                    ============
   Net asset value and maximum offering price per share(a) ..................       $       8.46
                                                                                    ============
CLASS C:
   Net assets, at value .....................................................       $212,118,195
                                                                                    ============
   Shares outstanding .......................................................         25,078,151
                                                                                    ============
   Net asset value and maximum offering price per share(a) ..................       $       8.46
                                                                                    ============
ADVISOR CLASS:
   Net assets, at value .....................................................       $ 68,598,117
                                                                                    ============
   Shares outstanding .......................................................          8,142,415
                                                                                    ============
   Net asset value and maximum offering price per share .....................       $       8.42
                                                                                    ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin Municipal Securities Trust

STATEMENTS OF OPERATIONS
for the year ended May 31, 2009

                                                                                      FRANKLIN       FRANKLIN
                                                                                     CALIFORNIA      TENNESSEE
                                                                                     HIGH YIELD      MUNICIPAL
                                                                                   MUNICIPAL FUND    BOND FUND
                                                                                   --------------   ----------
Investment income:
   Interest ....................................................................    $  86,477,522   $9,929,302
                                                                                    -------------   ----------
Expenses:
   Management fees (Note 3a) ...................................................        6,207,627    1,128,541
   Distribution fees: (Note 3c)
      Class A ..................................................................        1,006,552      200,988
      Class B ..................................................................          105,428           --
      Class C ..................................................................        1,482,159           --
   Transfer agent fees (Note 3e) ...............................................          443,594       63,774
   Custodian fees ..............................................................           18,739        2,970
   Reports to shareholders .....................................................           82,171       14,181
   Registration and filing fees ................................................           23,786        6,826
   Professional fees ...........................................................           39,589       28,049
   Trustees' fees and expenses .................................................           66,821        9,427
   Other .......................................................................          146,564       28,164
                                                                                    -------------   ----------
         Total expenses ........................................................        9,623,030    1,482,920
         Expenses waived/paid by affiliates (Note 3f) ..........................               --      (76,397)
                                                                                    -------------   ----------
            Net expenses .......................................................        9,623,030    1,406,523
                                                                                    -------------   ----------
               Net investment income ...........................................       76,854,492    8,522,779
                                                                                    -------------   ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...................................      (28,190,094)    (811,635)
   Net change in unrealized appreciation (depreciation) on investments .........     (188,255,693)     348,684
                                                                                    -------------   ----------
Net realized and unrealized gain (loss) ........................................     (216,445,787)    (462,951)
                                                                                    -------------   ----------
Net increase (decrease) in net assets resulting from operations ................    $(139,591,295)  $8,059,828
                                                                                    =============   ==========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Franklin Municipal Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FRANKLIN CALIFORNIA              FRANKLIN TENNESSEE
                                                             HIGH YIELD MUNICIPAL FUND          MUNICIPAL BOND FUND
                                                          -------------------------------   ---------------------------
                                                                 YEAR ENDED MAY 31,              YEAR ENDED MAY 31,
                                                          -------------------------------   ---------------------------
                                                               2009             2008            2009           2008
                                                          --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................   $   76,854,492   $   76,114,726   $  8,522,779   $  7,294,662
      Net realized gain (loss) from investments .......      (28,190,094)      (5,211,120)      (811,635)       229,631
      Net change in unrealized appreciation
         (depreciation) on investments ................     (188,255,693)    (115,435,864)       348,684     (2,492,147)
                                                          --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ..............     (139,591,295)     (44,532,258)     8,059,828      5,032,146
                                                          --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................      (58,764,247)     (58,825,338)    (8,585,541)    (7,211,634)
         Class B ......................................         (854,201)      (1,020,799)            --             --
         Class C ......................................      (12,099,349)     (11,778,224)            --             --
         Advisor Class ................................       (3,953,464)      (2,216,269)            --             --
                                                          --------------   --------------   ------------   ------------
   Total distributions to shareholders ................      (75,671,261)     (73,840,630)    (8,585,541)    (7,211,634)
                                                          --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ......................................      (93,646,544)     (32,349,466)    27,005,281     34,379,909
         Class B ......................................       (6,687,168)      (3,109,861)            --             --
         Class C ......................................      (26,339,288)      12,388,038             --             --
         Advisor Class ................................        4,822,385       57,035,588             --             --
                                                          --------------   --------------   ------------   ------------
   Total capital share transactions ...................     (121,850,615)      33,964,299     27,005,281     34,379,909
                                                          --------------   --------------   ------------   ------------
   Redemption fees ....................................            1,704           21,731             --             35
                                                          --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets .....     (337,111,467)     (84,386,858)    26,479,568     32,200,456
Net assets:
   Beginning of year ..................................    1,575,680,459    1,660,067,317    199,415,096    167,214,640
                                                          --------------   --------------   ------------   ------------
   End of year ........................................   $1,238,568,992   $1,575,680,459   $225,894,664   $199,415,096
                                                          ==============   ==============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year .....................................   $    3,684,460   $    2,531,496   $   (123,408)  $    (59,143)
                                                          ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                                50 |Annual Report

Franklin Municipal Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                  CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-------                                  ---------------------------------------------
Franklin Tennessee Municipal Bond Fund   Franklin California High Yield Municipal Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 51

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of May 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               52 | Annual Report

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                              FRANKLIN CALIFORNIA           FRANKLIN TENNESSEE
                                                           HIGH YIELD MUNICIPAL FUND       MUNICIPAL BOND FUND
                                                          ---------------------------   -------------------------
                                                             SHARES         AMOUNT        SHARES        AMOUNT
                                                          -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended May 31, 2009
   Shares sold ........................................    21,872,397   $ 189,194,107    4,841,383   $ 51,678,704
   Shares issued in reinvestment of distributions .....     3,809,795      32,208,460      549,123      5,829,752
   Shares redeemed ....................................   (37,487,980)   (315,049,111)  (2,905,343)   (30,503,175)
                                                          -----------   -------------   ----------   ------------
   Net increase (decrease) ............................   (11,805,788)  $ (93,646,544)   2,485,163   $ 27,005,281
                                                          ===========   =============   ==========   ============
Year ended May 31, 2008
   Shares sold ........................................    33,977,702   $ 339,391,106    4,793,284   $ 53,039,728
   Shares issued in reinvestment of distributions .....     3,285,523      32,777,725      425,058      4,715,582
   Shares redeemed ....................................   (40,523,433)   (404,518,297)  (2,108,497)   (23,375,401)
                                                          -----------   -------------   ----------   ------------
   Net increase (decrease) ............................    (3,260,208)  $ (32,349,466)   3,109,845   $ 34,379,909
                                                          ===========   =============   ==========   ============


                               Annual Report | 53

Franklin Municipal Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN CALIFORNIA
                                                          HIGH YIELD MUNICIPAL FUND
                                                          -------------------------
                                                            SHARES        AMOUNT
                                                          ----------   ------------
CLASS B SHARES:
Year ended May 31, 2009
   Shares sold ........................................       27,703   $    247,290
   Shares issued in reinvestment of distributions .....       54,218        462,370
   Shares redeemed ....................................     (862,777)    (7,396,828)
                                                          ----------   ------------
   Net increase (decrease) ............................     (780,856)  $ (6,687,168)
                                                          ==========   ============
Year ended May 31, 2008
   Shares sold ........................................      104,549   $  1,051,431
   Shares issued in reinvestment of distributions .....       53,753        539,263
   Shares redeemed ....................................     (468,648)    (4,700,555)
                                                          ----------   ------------
   Net increase (decrease) ............................     (310,346)  $ (3,109,861)
                                                          ==========   ============
CLASS C SHARES:
Year ended May 31, 2009
   Shares sold ........................................    4,476,631   $ 39,358,483
   Shares issued in reinvestment of distributions .....      786,626      6,681,288
   Shares redeemed ....................................   (8,586,360)   (72,379,059)
                                                          ----------   ------------
   Net increase (decrease) ............................   (3,323,103)  $(26,339,288)
                                                          ==========   ============
Year ended May 31, 2008
   Shares sold ........................................    8,295,348   $ 83,365,948
   Shares issued in reinvestment of distributions .....      653,469      6,547,398
   Shares redeemed ....................................   (7,773,426)   (77,525,308)
                                                          ----------   ------------
   Net increase (decrease) ............................    1,175,391   $ 12,388,038
                                                          ==========   ============
ADVISOR CLASS SHARES:
Year ended May 31, 2009
   Shares sold ........................................    5,805,182   $ 49,106,925
   Shares issued in reinvestment of distributions .....       69,232        580,451
   Shares redeemed ....................................   (5,174,719)   (44,864,991)
                                                          ----------   ------------
   Net increase (decrease) ............................      699,695   $  4,822,385
                                                          ==========   ============
Year ended May 31, 2008
   Shares sold ........................................    7,541,701   $ 75,339,890
   Shares issued in reinvestment of distributions .....       30,859        308,002
   Shares redeemed ....................................   (1,868,027)   (18,612,304)
                                                          ----------   ------------
   Net increase (decrease) ............................    5,704,533   $ 57,035,588
                                                          ==========   ============


                               54 | Annual Report

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                               Annual Report | 55

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                      HIGH YIELD            MUNICIPAL
                                    MUNICIPAL FUND          BOND FUND
                                 -------------------   ------------------
Reimbursement Plans:
Class A ......................          0.15%                 0.15%
Distributors has agreed to limit
the current rate to 0.10% per year
for each of the Funds.
Compensation Plans:
Class B ......................          0.65%                   --
Class C ......................          0.65%                   --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                      FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                           HIGH YIELD            MUNICIPAL
                                                                         MUNICIPAL FUND          BOND FUND
                                                                      -------------------   ------------------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .................................................         $229,420             $106,441
Contingent deferred sales charges retained ........................         $197,709             $  8,580

E. TRANSFER AGENT FEES

For the year ended May 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                HIGH YIELD            MUNICIPAL
                              MUNICIPAL FUND          BOND FUND
                           -------------------   ------------------
Transfer agent fees ....         $248,069              $31,141

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers has agreed in advance to waive a portion of its fees and to assume payment of other expenses through September 30, 2010. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After September 30, 2010, Advisers may discontinue this waiver at any time upon notice to the fund's Board of Trustees.


                               56 | Annual Report

Franklin Municipal Securities Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2009, the capital loss carryforwards were as follows:

                                             FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                  HIGH YIELD            MUNICIPAL
                                                MUNICIPAL FUND          BOND FUND
                                             -------------------   ------------------
Capital loss carryforwards expiring in:
   2010 ..................................       $ 4,003,471           $  480,932
   2011 ..................................                --               95,080
   2012 ..................................         7,294,061              984,101
   2013 ..................................         2,650,186              422,643
   2015 ..................................           684,955               11,310
   2016 ..................................         1,572,273                   --
   2017 ..................................         5,767,799              810,129
                                                 -----------           ----------
                                                 $21,972,745           $2,804,195
                                                 ===========           ==========

On May 31, 2009, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund had expired capital loss carryforwards of $31,858,136 and $1,676,320, respectively, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2009, the Franklin California High Yield Municipal Fund deferred realized capital losses of $26,025,620.

The tax character of distributions paid during the years ended May 31, 2009 and 2008, was as follows:

                                       FRANKLIN CALIFORNIA         FRANKLIN TENNESSEE
                                    HIGH YIELD MUNICIPAL FUND     MUNICIPAL BOND FUND
                                    -------------------------   -----------------------
                                        2009          2008         2009         2008
                                    -----------   -----------   ----------   ----------
Distributions paid from -
   tax exempt income ............   $75,671,261   $73,840,630   $8,585,541   $7,211,634
                                    ===========   ===========   ==========   ==========

At May 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                     HIGH YIELD            MUNICIPAL
                                                                   MUNICIPAL FUND          BOND FUND
                                                                -------------------   ------------------
Cost of investments .........................................      $1,466,064,100        $225,544,840
                                                                   ==============        ============
Unrealized appreciation .....................................      $   24,031,427        $  6,479,847
Unrealized depreciation .....................................        (265,728,789)         (3,704,906)
                                                                   --------------        ------------
Net unrealized appreciation (depreciation) ..................      $ (241,697,362)       $  2,774,941
                                                                   ==============        ============
Distributable earnings - undistributed tax exempt income ....      $    3,311,781        $     68,765
                                                                   ==============        ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.


                               Annual Report | 57

Franklin Municipal Securities Trust

4. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2009, were as follows:

                                                                                FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                    HIGH YIELD            MUNICIPAL
                                                                                  MUNICIPAL FUND          BOND FUND
                                                                                -------------------   ------------------
Purchases ...................................................................       $127,372,869          $38,432,595
Sales .......................................................................       $237,201,151          $22,030,520

6. CREDIT RISK

At May 31, 2009, the Franklin California High Yield Municipal Fund had 27.81% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

Each of the Funds invest a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global


                               58 | Annual Report

Franklin Municipal Securities Trust

8. CREDIT FACILITY (CONTINUED)

Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $1,165 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the year ended May 31, 2009, the Funds did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on June 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At May 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

10. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust believes applying FSP FAS 157-4 will not have a material impact on its financial statements.


                               Annual Report | 59

Franklin Municipal Securities Trust

10. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CIFP     - Capital Improvement Financing Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
ID       - Improvement District
MBIA     - Municipal Bond Investors Assurance Corp.
           (effective February 18, 2009, MBIA spun-off and established National Public Financial Guarantee Corp. as a subsidiary under MBIA)
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                               60 | Annual Report

Franklin Municipal Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the "Funds") at May 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 17, 2009


                               Annual Report | 61

Franklin Municipal Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2009. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               62 | Annual Report

Franklin Municipal Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------   ---------------   -----------------   -----------------------   -------------------------------------
HARRIS J. ASHTON (1932)        Trustee           Since 1991                   134              Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)       Trustee           Since 2007                   111              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                Trustee           Since 2007                   111              Chevron Corporation (global energy
One Franklin Parkway                                                                           company) and ICO Global
San Mateo, CA 94403-1906                                                                       Communications (Holdings) Limited
                                                                                               (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)        Trustee           Since 1998                   134              Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 63

                                                                     NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------   ---------------   -----------------   -----------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee           Since 1991                   111              Center for Creative Land Recycling
One Franklin Parkway                                                                           (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)          Trustee           Since 2005                   134              Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                       Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)       Trustee           Since 2007                   142              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)          Lead              Trustee since                111              None
One Franklin Parkway           Independent       2006 and Lead
San Mateo, CA 94403-1906       Trustee           Independent
                                                 Trustee since
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------   ---------------   -----------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and       Trustee since                134              None
One Franklin Parkway           Chairman of       1991 and
San Mateo, CA 94403-1906       the Board         Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               64 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------   ---------------   -----------------   -----------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)    Trustee           Since 2007                    91              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)          Vice President    Since 1999          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)   Vice President    Since 1999          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)          Chief             Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway           Compliance        Officer since
San Mateo, CA 94403-1906       Officer and       2004 and Vice
                               Vice President    President - AML
                               - AML             Compliance since
                               Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)      Chief             Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway           Executive
San Mateo, CA 94403-1906       Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)           Treasurer,        Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway           Chief Financial
San Mateo, CA 94403-1906       Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.


                               Annual Report | 65

                                                                     NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------   ---------------   -----------------   -----------------------   -------------------------------------
EDWARD L. GEARY (1962)         Vice President    Since March 2009    Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

ALIYA S. GORDON (1973)         Vice President    Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)           Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)  President and     President since     Not Applicable            Not Applicable
One Franklin Parkway           Chief             1993 and Chief
San Mateo, CA 94403-1906       Executive         Executive Officer
                               Officer -         - Investment
                               Investment        Management since
                               Management        2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)       Vice President    Since 2006          Not Applicable            Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.


                               66 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------   ---------------   -----------------   -----------------------   -------------------------------------
CRAIG S. TYLE (1960)           Vice President    Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)            Vice President    Since 1999          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 67

Franklin Municipal Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               68 | Annual Report

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during


                               Annual Report | 69

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND - The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2008, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2008, as shown in the Lipper report, and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. Consistent with market conditions existing in 2008, the Fund and all other funds in the performance universe experienced losses during the past year. The Lipper report showed that the Fund's total return during 2008, as well as during the previous three-, five- and 10-year periods on an annualized basis was in the lowest quintile of its performance universe. The Board noted the Fund's concentration of investments in lower rated securities, which underperformed investment grade securities in 2008, contributed to the Fund's underperformance, and that the Fund's total return was in the highest quintile of its performance universe from 2003 through 2006 as shown in the Lipper report. The Board also noted the Fund's investment objective of maximizing income in finding that the Fund's recent total return underperformance did not warrant any change in portfolio management.

FRANKLIN TENNESSEE MUNICIPAL BOND FUND - The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2008, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional "other states" municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2008, as shown in the Lipper report, was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis was also in the second-highest quintile of such universe. The Lipper report also showed that the Fund's total return during 2008 was in the second-highest quintile of its Lipper performance universe and for each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quintile of such universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained


                               70 | Annual Report

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee and total expenses for comparative consistency, were shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The results of such expense comparisons showed the contractual investment management fee rate of Franklin California High Yield Municipal Fund was in the second least expensive quintile of its Lipper expense group and its actual total expense rate was in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses. The contractual investment management fee rate for Franklin Tennessee Municipal Bond Fund was shown to be in the most expensive quintile of its Lipper expense group, while its actual total expense rate was in the least expensive quintile of such expense group. The Board believed such expenses to be acceptable noting that they were partially subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost


                               Annual Report | 71

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets with additional breakpoints continuing thereafter until reaching a final breakpoint for assets in excess of $20 billion. At December 31, 2008, the net assets of Franklin California High Yield Municipal Fund were approximately $1.1 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $193 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


                               72 | Annual Report

Franklin Municipal Securities Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 73

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

                                                        One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN MUNICIPAL SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN A2009 07/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,561 for the fiscal year ended May 31, 2009 and $48,567 for the fiscal year ended May 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,311 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $282,766 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $290,077 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.           N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                 N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                 N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                     N/A


ITEM 9. PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.       N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN MUNICIPAL SECURITIES TRUST

By/s/LAURA F. FERGERSON
   -------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   -------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  July 27, 2009


By /s/GASTON GARDEY
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  July 27, 2009